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
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                            NEUBERGER BERMAN EQUITY TRUST AND PORTFOLIOS

                                 STATEMENT OF ADDITIONAL INFORMATION

                                       DATED DECEMBER 1, 1999
                                       AS AMENDED MAY 1, 2000

Neuberger Berman MANHATTAN Trust                      Neuberger Berman GENESIS Trust
(and Neuberger Berman Manhattan Portfolio)            (and Neuberger Berman Genesis Portfolio)

Neuberger Berman FOCUS Trust                          Neuberger Berman GUARDIAN Trust
(and Neuberger Berman Focus Portfolio)                (and Neuberger Berman Guardian Portfolio)

Neuberger Berman PARTNERs Trust                       Neuberger Berman SOCIALLY RESPONSIVE Trust
(and Neuberger Berman Partners Portfolio)             (and Neuberger Berman Socially Responsive Portfolio)

Neuberger Berman MILLENNIUM Trust                     Neuberger Berman INTERNATIONAL Trust
(and Neuberger Berman Millennium Portfolio)           (and Neuberger Berman International Portfolio)

Neuberger Berman CENTURY Trust                        Neuberger Berman REGENCY Trust
(and Neuberger Berman Century Portfolio)              (and Neuberger Berman Regency Portfolio)

                              No-Load Mutual Funds
              605 Third Avenue, 2nd Floor, New York, NY 10158-0180
                             Toll-Free 800-877-9700

--------------------------------------------------------------------------------

         Neuberger Berman MANHATTAN Trust, Neuberger Berman GENESIS Trust, Neuberger Berman FOCUS Trust, Neuberger Berman GUARDIAN Trust, Neuberger Berman PARTNERS Trust, Neuberger Berman SOCIALLY RESPONSIVE Trust, Neuberger Berman MILLENNIUM Trust, Neuberger Berman INTERNATIONAL Trust, Neuberger Berman CENTURY Trust and Neuberger Berman REGENCY Trust (each a "Fund") are no-load mutual funds that offer shares pursuant to a Prospectus dated December 1, 1999. The Funds invest all of their net investable assets in Neuberger Berman MANHATTAN Portfolio, Neuberger Berman GENESIS Portfolio, Neuberger Berman FOCUS Portfolio, Neuberger Berman Guardian Portfolio, Neuberger Berman PARTNERS Portfolio, Neuberger Berman SOCIALLY RESPONSIVE Portfolio, Neuberger Berman MILLENNIUM Portfolio, Neuberger Berman INTERNATIONAL Portfolio, Neuberger Berman CENTURY Portfolio and Neuberger Berman REGENCY Portfolio (each a "Portfolio"), respectively.

         An investor can buy, own, and sell Fund shares ONLY through an account with an administrator, broker-dealer, or other institution that provides accounting, recordkeeping, and other services to investors and that has an administrative services agreement with Neuberger Berman Management Incorporated (each an "Institution").

         The Funds' Prospectus provides basic information that an investor should know before investing. You can get a free copy of the Prospectus from Neuberger Berman Management Inc. ("NB Management"), Institutional Services, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling 800-877-9700.

         This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus.

         No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or its distributor. The Prospectus and this SAI do not constitute an offering by a Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

         The "Neuberger Berman" name and logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the fund and portfolio names in this SAI are either service marks or registered trademarks of Neuberger Berman Management Inc.(C) 2000 Neuberger Berman Management Inc.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

INVESTMENT INFORMATION.........................................................1
     Investment Policies and Limitations.......................................1
     Temporary Defensive Position..............................................5
     Investment Insight........................................................5
            Neuberger Berman CENTURY Portfolio.................................6
            Neuberger Berman MANHATTAN Portfolio...............................9
            Neuberger Berman GENESIS Portfolio................................10
            Neuberger Berman FOCUS Portfolio..................................12
            Neuberger Berman GUARDIAN Portfolio...............................13
            Neuberger Berman PARTNERS Portfolio...............................15
            Neuberger Berman SOCIALLY RESPONSIVE Portfolio....................16
            Neuberger Berman MILLENNIUM Portfolio.............................18
            Neuberger Berman REGENCY Portfolio................................19
            Neuberger Berman INTERNATIONAL Portfolio..........................21
            Additional Investment Information.................................24
     Neuberger Berman FOCUS Portfolio - Description of Economic Sectors.......45
     Neuberger Berman SOCIALLY RESPONSIVE Portfolio -
      Description of Social Policy............................................47


PERFORMANCE INFORMATION.......................................................50
     Total Return Computations................................................50
     Comparative Information..................................................51
     Other Performance Information............................................52


CERTAIN RISK CONSIDERATIONS...................................................53


TRUSTEES AND OFFICERS.........................................................53


INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES.............................60
     Investment Manager and Administrator.....................................60
     Management and Administration Fees.......................................62
     Sub-Adviser..............................................................65
     Investment Companies Managed.............................................66
     Codes of Ethics..........................................................68
     Management and Control of NB Management and Neuberger Berman.............69


DISTRIBUTION ARRANGEMENTS.....................................................69
     Distributor..............................................................69
     Distribution and Shareholder Services Plan...............................70

ADDITIONAL PURCHASE INFORMATION...............................................71
     Share Prices and Net Asset Value.........................................71


ADDITIONAL EXCHANGE INFORMATION...............................................72


ADDITIONAL REDEMPTION INFORMATION.............................................72
     Suspension of Redemptions................................................72
     Redemptions in Kind......................................................73


DIVIDENDS AND OTHER DISTRIBUTIONS.............................................73


ADDITIONAL TAX INFORMATION....................................................74
     Taxation of the Funds....................................................74
     Taxation of the Portfolios...............................................74
     Taxation of the Funds' Shareholders......................................78


PORTFOLIO TRANSACTIONS........................................................78
     Portfolio Turnover.......................................................85


REPORTS TO SHAREHOLDERS.......................................................86


ORGANIZATION, CAPITALIZATION AND OTHER MATTERS................................86


CUSTODIAN AND TRANSFER AGENT..................................................88


INDEPENDENT AUDITORS/ACCOUNTANTS..............................................89


LEGAL COUNSEL.................................................................89


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................89


REGISTRATION STATEMENT........................................................94


FINANCIAL STATEMENTS..........................................................94


Appendix A:  RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER.................A-1

                             INVESTMENT INFORMATION

         Each Fund is a separate operating series of Neuberger Berman Equity Trust ("Trust"), a Delaware business trust that is registered with the Securities and Exchange Commission ("SEC") as a diversified, open-end management investment company. Each Fund seeks its investment objective by investing all of its net investable assets in a Portfolio of Equity Managers Trust or, in the case of Neuberger Berman International Trust, in a Portfolio of Global Managers Trust that has an investment objective identical to, and a name similar to, that of the Fund. Each Portfolio, in turn, invests in securities in accordance with an investment objective, policies, and limitations identical to those of its corresponding Fund. (Equity Managers Trust and Global Managers Trust ("Managers Trusts") are open-end management investment companies managed by NB Management; the Managers Trusts together with the Trust, are referred to below as the "Trusts.").

         The following information supplements the discussion in the Prospectus of the investment objective, policies, and limitations of each Fund and Portfolio. The investment objective and, unless otherwise specified, the investment policies and limitations of each Fund and Portfolio are not fundamental. Any investment objective, policy or limitation that is not fundamental may be changed by the trustees of the Trust ("Fund Trustees") or of the corresponding Managers Trusts ("Portfolio Trustees") without shareholder approval. The fundamental investment policies and limitations of a Fund or a Portfolio may not be changed without the approval of the lesser of:

         (1) 67% of the total units of beneficial interest ("shares") of the Fund or Portfolio represented at a meeting at which more than 50% of the outstanding Fund or Portfolio shares are represented, or

         (2) a majority of the outstanding shares of the Fund or Portfolio.

         These percentages are required by the Investment Company Act of 1940 ("1940 Act") and are referred to in this SAI as a "1940 Act majority vote." Whenever a Fund is called upon to vote on a change in a fundamental investment policy or limitation of its corresponding Portfolio, the Fund casts its votes in proportion to the votes of its shareholders at a meeting thereof called for that purpose.

INVESTMENT POLICIES AND LIMITATIONS Each Fund (except Neuberger Berman SOCIALLY RESPONSIVE, Neuberger Berman Millennium, and Neuberger Berman INTERNATIONAL Trusts) has the following fundamental investment policy, to enable it to invest in its corresponding Portfolio:

         Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

         Neuberger  Berman  SOCIALLY   RESPONSIVE  Trust  and  Neuberger  Berman
MILLENNIUM Trust have the following fundamental investment policy, to enable each to invest in its corresponding Portfolio:

         Notwithstanding  any other investment  policy of the Fund, the Fund may invest all of its net investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

         Neuberger Berman INTERNATIONAL Trust has the following fundamental investment policy, to enable it to invest in its corresponding Portfolio:

         Notwithstanding any other investment policy of the Fund, the Fund may invest all of its net investable assets in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

         All other fundamental investment policies and limitations and the non-fundamental investment policies and limitations of each Fund are identical to those of its corresponding Portfolio. Therefore, although the following discusses the investment policies and limitations of the Portfolios, it applies equally to their corresponding Funds.

         Except for the limitation on borrowing, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered to be violated unless the percentage limitation is exceeded immediately after, and because of, a transaction by a Portfolio.

         The following investment policies and limitations are fundamental and apply to all Portfolios unless otherwise indicated:

         1.  BORROWING (ALL PORTFOLIOS  EXCEPT  NEUBERGER  BERMAN  INTERNATIONAL
PORTFOLIO). No Portfolio may borrow money, except that a Portfolio may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of a Portfolio's total assets, that Portfolio will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

         BORROWING (NEUBERGER BERMAN INTERNATIONAL PORTFOLIO). The Portfolio may not borrow money, except that the Portfolio may (i) borrow money from banks for temporary or emergency purposes and for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of the Portfolio's total assets, the Portfolio will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

         2. COMMODITIES (ALL PORTFOLIOS EXCEPT NEUBERGER BERMAN INTERNATIONAL PORTFOLIO). No Portfolio may purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Portfolio from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

         COMMODITIES (NEUBERGER BERMAN INTERNATIONAL PORTFOLIO). The Portfolio may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Portfolio from purchasing futures contracts, options (including options on futures contracts, but excluding options or futures contracts on physical commodities), foreign currencies or forward contracts, or from investing in securities of any kind.

         3. DIVERSIFICATION. No Portfolio may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of that issuer or
(ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

         4. INDUSTRY CONCENTRATION. No Portfolio may purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

         5. LENDING. No Portfolio may lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

         6. REAL ESTATE (ALL PORTFOLIOS EXCEPT NEUBERGER BERMAN INTERNATIONAL PORTFOLIO). No Portfolio may purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Portfolio from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

         REAL ESTATE (NEUBERGER BERMAN INTERNATIONAL PORTFOLIO). This Portfolio may not invest any part of its total assets in real estate or interests in real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Portfolio from purchasing readily marketable securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

         7. SENIOR SECURITIES. No Portfolio may issue senior securities, except as permitted under the 1940 Act.

         8. UNDERWRITING. No Portfolio may underwrite securities of other issuers, except to the extent that a Portfolio, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933 ("1933 Act").

         For purposes of the limitation on commodities, the Portfolios do not consider foreign currencies or forward contracts to be physical commodities.

         The following investment policies and limitations are non-fundamental and apply to all Portfolios unless otherwise indicated:

         1.  BORROWING (ALL PORTFOLIOS  EXCEPT  NEUBERGER  BERMAN  INTERNATIONAL
PORTFOLIO). None of these Portfolios may purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

         2. LENDING. Except for the purchase of debt securities and engaging in repurchase agreements, no Portfolio may make any loans other than securities loans.

         3. MARGIN TRANSACTIONS. No Portfolio may purchase securities on margin from brokers or other lenders, except that a Portfolio may obtain such
short-term   credits  as  are   necessary   for  the   clearance  of  securities
transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

         4. FOREIGN SECURITIES (ALL PORTFOLIOS EXCEPT NEUBERGER BERMAN INTERNATIONAL, NEUBERGER BERMAN MILLENNIUM AND NEUBERGER BERMAN CENTURY PORTFOLIOS). None of these Portfolios may invest more than 10% of the value of its total assets in securities of foreign issuers, provided that this limitation shall not apply to foreign securities denominated in U.S. dollars, including American Depositary Receipts ("ADRs").

         FOREIGN SECURITIES (NEUBERGER BERMAN MILLENNIUM AND NEUBERGER BERMAN CENTURY PORTFOLIOS). Neither Portfolio may invest more than 20% of the value of its total assets in securities of foreign issuers, provided that this limitation shall not apply to foreign securities denominated in U.S. dollars, including American Depositary Receipts ("ADRs").

         5. ILLIQUID SECURITIES. No Portfolio may purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Portfolio has valued the securities, such as repurchase agreements maturing in more than seven days.

         6. PLEDGING (NEUBERGER BERMAN GENESIS AND NEUBERGER BERMAN GUARDIAN PORTFOLIOS). Neither of these Portfolios may pledge or hypothecate any of its assets, except that (i) Neuberger Berman GENESIS Portfolio may pledge or hypothecate up to 15% of its total assets to collateralize a borrowing permitted under fundamental policy 1 above or a letter of credit issued for a purpose set forth in that policy and (ii) each Portfolio may pledge or hypothecate up to 5% of its total assets in connection with its entry into any agreement or arrangement pursuant to which a bank furnishes a letter of credit to collateralize a capital commitment made by the Portfolio to a mutual insurance company of which the Portfolio is a member. The other Portfolios are not subject to any restrictions on their ability to pledge or hypothecate assets and may do so in connection with permitted borrowings.

         7. SECTOR CONCENTRATION (NEUBERGER BERMAN FOCUS PORTFOLIO). This Portfolio may not invest more than 50% of its total assets in any one economic sector.

         8. INVESTMENTS IN ANY ONE ISSUER (NEUBERGER BERMAN INTERNATIONAL PORTFOLIO). At the close of each quarter of this Portfolio's taxable year, (i) no more than 25% of its total assets may be invested in the securities of a single issuer, and (ii) with regard to 50% of its total assets, no more than 5% of its total assets may be invested in the securities of a single issuer. These limitations do not apply to U.S. Government securities, as defined for tax purposes, or securities of another regulated investment company ("RIC").

         9. SOCIAL POLICY (NEUBERGER BERMAN SOCIALLY RESPONSIVE PORTFOLIO). The portfolio may not purchase securities of issuers who derive more than 5% of their total revenue from alcohol, tobacco, gambling or weapons, or that are involved in nuclear power.

         Although the Portfolios do not have policies limiting their investment in warrants, no Portfolio currently intends to invest in warrants unless acquired in units or attached to securities.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes, each Portfolio (except Neuberger Berman SOCIALLY RESPONSIVE Portfolio and Neuberger Berman INTERNATIONAL Portfolio) may invest up to 100% of its total assets in cash and cash equivalents, U.S. Government and Agency Securities, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.

         Any part of Neuberger Berman SOCIALLY RESPONSIVE Portfolio's assets may be retained temporarily in investment grade fixed income securities of non-governmental issuers, U.S. Government and Agency Securities, repurchase agreements, money market instruments, commercial paper, and cash and cash equivalents when NB Management believes that significant adverse market, economic political, or other circumstances require prompt action to avoid losses. In addition, the feeder funds that invest in Neuberger Berman SOCIALLY RESPONSIVE Portfolio deal with large institutional investors, and the Portfolio may hold such instruments pending investment or payout when the Portfolio has received a large influx of cash due to sales of Neuberger Berman SOCIALLY RESPONSIVE Fund shares, or shares of another fund which invests in the
Portfolio, or when it anticipates a substantial redemption. Generally, the foregoing temporary investments for Neuberger Berman SOCIALLY RESPONSIVE Portfolio are selected with a concern for the social impact of each investment.

         For temporary defensive purposes, Neuberger Berman INTERNATIONAL Portfolio may invest up to 100% of its total assets in short-term foreign and U.S. investments, such as cash or cash equivalents, commercial paper, short-term bank obligations, government and agency securities, and repurchase agreements. Neuberger Berman INTERNATIONAL Portfolio may also invest in such instruments to increase liquidity or to provide collateral to be held in segregated accounts.

Investment Insight
------------------

         Neuberger Berman's commitment to its asset management approach is reflected in the more than $125 million the organization's employees and their families have invested in the Neuberger Berman mutual funds.

         In advertisements, each Fund's allocation to a particular market sector(s) may be discussed as a way to demonstrate how the portfolio managers uncover stocks that they perceive to fit the Fund's investment parameters. These discussions may include references to current or former holdings of a Fund.

         Neuberger Berman Century Portfolio
         ----------------------------------

         Remember when big corporations were slow and stodgy? Those days are gone. Today's companies are redefining the concept of big business.

         Call them giants for the new century. Call them anything but slow. The stock of large companies, many of which are in the Standard & Poor's 500 Index, have chalked up impressive performance in recent years. Of course, past performance is no guarantee of future results.

         We believe the new giants still have room to grow. Their strengths may include:

          / / Durable brand names
          / / Growing markets
          / / Global reach
          / / Diverse revenue flows
          / / Pricing power with customers
          / / Influence over suppliers' costs

         Neuberger Berman CENTURY Portfolio will invest in many of the names you already know as the world's largest companies. But it will also seek out companies the portfolio manager believes are poised to become the giants of tomorrow. Using this strategy, the portfolio manager intends to invest in stocks that may comprise part of the Russell 1000 Growth Index(1), as well as stocks from the Standard & Poor's 500 Index. The fund's median market capitalization will be greater than $10 billion.

         Brooke Cobb is the portfolio manager for the fund. Describing his investment strategy for Neuberger Berman CENTURY Portfolio, he says, "We look for the leaders of today and tomorrow. Many fast-growing companies join the large-capitalization sector with years of growth still ahead. Our goal is to identify them early, to investment in the companies that are going to be the growth leaders of the new century."

         WHY LARGE-CAP GROWTH?

         DIVERSIFICATION


-----------------------
(1) The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000(R) Growth Index measures the performance of the Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

         The key to a well-balanced portfolio is asset allocation. We believe that diversifying your investments across different asset classes can increase the changes you will participate when one group outperforms another.

         In the long-term, small-cap stocks have tended to outperform large-caps.(2) But in recent years, large-cap stocks have turned the tables, and have outperformed small-caps. Growth stock investments have outperformed value-style investments in recent years too.(3)

         While an expert investor might be able to time the market perfectly to take advantage of each cycle, market timing is notoriously difficult, even for professionals. For most of us, diversification is key to stronger performance over time.

         PERFORMANCE

         Although past performance does not guarantee future results, performance of large-cap stocks has been impressive. Many of the best performers have been in fast-growing areas like technology, pharmaceuticals and the Internet, with global markets for their products.

         Recent economic conditions have also favored the new breed of growth leaders. In general, a low-inflation environment can help large companies because of their greater ability than smaller companies to negotiate suppliers' costs: When low inflation prevents companies from raising prices, the ability to control costs becomes more important.

         STABILITY

         For investors who favor a moderate risk profile, large-cap stocks may provide a greater degree of comfort than smaller stocks. The price fluctuations of large-cap stocks have historically been less volatile than small-cap stocks. Although there are no guarantees, size can make a difference should economic conditions turn downward. Large companies, with their hefty capital bases, diversified revenue streams and strong brand names may be able to offer relative stability in an uncertain world.

         OPPORTUNITIES

         When a large company's earnings have consistently grown, the company may have a competitive advantage. Perhaps it has a dominant market share. Or it may have expanded on the strength of innovative products, or astute marketing, or superior management.

         Continued earnings growth is never guaranteed, but a track record of strong earnings growth invites further investigation.

         OUR INVESTMENT PROCESS [VISUAL]

               1.  Initial Focus Screens:


-----------------------
(2) Source: Ibbotson Associates.
(3) Source: Callan Associates. From January 1, 1999 through September 30, 1999, the S&P BARRA Growth annualized return outperformed the S&P BARRA Value by 7.62%.

                   Market Cap
                   Earnings Growth

               2.  Proprietary Ranking System:
                   Positive Earnings Surprises/Revisions
                   Low Price/Earnings to Growth Rates

               3.  Top Quintile of Remaining Companies

               4.  Fundamental Research:
                      Input from Growth Group/NY Research Analysts
                      Consider Wall Street Research
                      Meet with Company Management

               5.  Portfolio of 65-85 Stocks*
                      Median Market Cap >$10 billion*

*Number of holdings based on portfolio assets of $25 - $50 million.

         WHY NEUBERGER BERMAN?

         Neuberger Berman offers a full spectrum of investment styles in its mutual funds. Although many clients know us as a "value" investment house of long standing, we also have a dedicated growth stock research and management group based in Boston.

         The Boston-based growth group, headed by Jennifer Silver, an investment manager with close to 20 years of experience, includes eight professionals, who work closely with Neuberger Berman's research department of 23 investment analysts.

         Brooke Cobb, who has close to 30 years of experience managing both mid-cap and large-cap growth portfolios, manages the CENTURY Portfolio. He notes that the CENTURY Portfolio neatly complements the existing Neuberger Berman growth funds.

         Experience teaches. And in today's volatile markets, the wisdom that comes from experience matters more than ever. That's why clients come to Neuberger Berman. For more than 60 years, we have helped institutions and individuals build wealth, earn income, and preserve capital. Today our clients entrust more than $51 billion to our management, $18 billion of that in our family of mutual funds.(4)

         In an industry where investment fads sweep through with predictable regularity, Neuberger Berman has build a family of funds that relies on disciplined, fundamental research. Neuberger Berman is committed to the belief that investors' interests come first. Our long-standing and, in many cases, multigenerational relationships underscore the success of this approach. We welcome the opportunity to put your money to work.


-----------------------
(4) As of September 30, 1999.

         NEUBERGER BERMAN MANHATTAN PORTFOLIO
         ------------------------------------

         Investment Program
         ------------------

         Invests in common stocks of mid-capitalization companies that are in new or rapidly evolving industries. Seeks growth of capital by investing in companies with financial strength, above-average growth of earnings, earnings that have exceeded analysts' expectations, a strong position relative to competitors and a stock price that is reasonable in light of its growth rate.

         MID-CAP GROWTH STOCK INVESTMENTS

         The portfolio co-managers consider themselves growth stock investors in the purest sense of the term. By that, they mean they want to own the stocks of companies that are growing earnings faster than the average American business and, ideally, faster than the competitors in their respective industries. Their exhaustive research efforts are focused on the mid-cap universe and, specifically, stocks that are in new or rapidly evolving industries. The kind of fast-growth companies the portfolio co-managers favor generally do not trade at below market average price-to-earnings ratios. However, they do look for companies trading at reasonable levels compared to their growth rates. They believe that attractive valuations in the mid-cap range have been created as a result of the large-cap area performing well for several years, relative to other capitalization ranges.

         AN INTENSIVE RESEARCH EFFORT

         The portfolio co-managers love stocks with positive earnings surprises. Their extensive research has revealed that the stocks of companies that have consistently beaten Wall Street earnings estimates have also tended to offer greater potential for long-term capital appreciation. To find these companies they scour the mid-cap growth stock universe to isolate stocks whose most recent earnings have beaten consensus expectations. Then, the real work begins, where through diligent fundamental research they strive to identify those companies most likely to record a string of positive earnings surprises. Their ultimate goal is to invest today in the fast growing mid-sized companies that they believe are poised to become tomorrow's Fortune 500.

         A DISCIPLINED SELL PROCESS

         "We are dispassionate sellers," says one portfolio co-manager. "If a stock does not live up to our earnings expectations or if we believe its valuation has become excessive, we will sell and direct the assets to another opportunity we find more attractive." A stock will also be sold when it reaches its target price. They prefer to broadly diversify the portfolio's assets among many different companies and industries rather than heavily concentrating its holdings in just a few of the fastest growing industry sectors. Broad diversification helps to manage the overall risk inherent in a portfolio of equity securities. Nevertheless, the managers acknowledge that currently there are positive growth opportunities in the technology sector, particularly biotechnology and Internet-related companies. One portfolio co-manager adds, "We believe that we are on the verge of a technology-induced industrial revolution, and there may be an opportunity for investors to build capital by focusing in this area."

        --------------------------------------------------------------
        INVESTMENT PROCESS
        ------------------

                             ACTIVE RISK MANAGEMENT

                          BETTER MID-CAP GROWTH STOCKS
                           o Fundamental Verfication

                            MID-CAP GROWTH UNIVERSE
                     o Proprietary Quantitative Evaluation

                                 STOCK UNIVERSE
                                o Focus Screens
         -------------------------------------------------------------


         MANHATTAN INVESTORS CAN EXPECT:

[ ]      Mid-cap growth stock investments
[ ]      An intensive research effort
[ ]      A disciplined sell process

         NEUBERGER BERMAN GENESIS PORTFOLIO
         ----------------------------------

         Investment Program
         ------------------

         Invests mainly in common stocks of small-capitalization companies. Seeks undervalued companies whose current product lines and balance sheets are strong. The Portfolio regards companies with market capitalizations of up to $1.5 billion at the time of investment as small-cap companies.

         A SMALL-CAP VALUE BIAS

         The portfolio co-managers employ a value bias in their stock selection process. They comb the universe of small-cap stocks specifically looking for those they consider cheap compared to the market as a whole. Depending on current market conditions, they sometimes find stocks that are cheap on an absolute basis as well. They primarily choose from a universe of small-cap companies whose total market valuation is less than $1.5 billion at the time of initial investment. The characteristics they look for may include above average returns, established market niches, high barriers to entry, strong capital bases, and sound future business prospects.

         A PHILOSOPHY THAT CONTRADICTS POPULAR INVESTMENT TRENDS

         The portfolio co-managers focus on strong companies in industry niches that are often overlooked by investors because they lack an exciting new product or innovation. They aren't interested in buying experimental or cutting-edge technology names that often trade on high future expectations but have no established record of earnings. The rationale behind their approach is that companies in what may be considered "unexciting" industries to some, such as utilities and oil services, are a safer point of entry into the small-cap universe because, as they put it, "if there's not a lot of expectation built into a company, then it tends not to disappoint."

         SMALL COMPANIES, POTENTIALLY BIG OPPORTUNITIES

         The portfolio co-managers favor the small-cap arena because they think it abounds with opportunities for the long-term investor, specifically small-caps' potential ability to grow earnings dramatically over time. According to one portfolio co-manager, "Unlike large-cap stocks, small-cap companies are starting from a very low base and therefore may have the ability to grow dramatically."

         INVESTMENT PROCESS

         (Qualitative Analysis

         (Meetings with Company Executives One-on-One

[ ]      300 Face-to-Face Meetings per Year

[ ]      Heavy Phone Contact

         (Quantitative Characteristics

[ ]      Low Price-to-Earnings Ratio
[ ]      Low Price-to-Cash Flow Ratio

         GENESIS INVESTORS CAN EXPECT:

[ ]      A small-cap value bias
[ ]      A philosophy that contradicts popular investment trends
[ ]      Small companies, potentially big opportunities

         INVESTMENT INSIGHT

         The portfolio co-managers seek out small companies that are not well known and often found in unglamorous industries. Future growth is one area they focus on, but equally important to them is evidence of solid performance and a proven management team. As value investors, they look for stocks that are selling at attractive prices.

         THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRIMARILY IN COMPANIES WITH SMALL MARKET CAPITALIZATION ARE SET FORTH IN THE PROSPECTUS.

         NEUBERGER BERMAN FOCUS PORTFOLIO
         --------------------------------

Investment Program
------------------

         Seeks long-term growth of capital. Invests principally in common stocks selected from 13 multi-industry sectors of the economy. To maximize potential return, the Portfolio normally makes at least 90% or more of its investments in not more than six sectors it identifies as undervalued.

         EMPHASIS   ON   QUALITY,    UNDERVALUED   COMPANIES   OF   ALL   MARKET
         CAPITALIZATIONS

         The portfolio manager selects companies with solid fundamentals that he considers undervalued by the marketplace. Specifically, he looks for industry leaders with above-average earnings, established market niches, and sound future business prospects. He believes these types of organizations come in all sizes, therefore he does not limit his selections to any particular capitalization range.

         A CONCENTRATED PORTFOLIO
         ------------------------

         In addition to his value bias, the portfolio manager concentrates his efforts on six out of 13 possible economic sectors. Although the portfolio is built one stock at a time, he has found that the conditions leading to an individual stock being undervalued similarly affect other companies in the same industries or sectors. Thus, an emphasis on relatively few sectors is a natural outgrowth of the fund's stock selection process. The portfolio manager won't dedicate more than 50% of assets to any one sector and no more than 25% of assets to any one industry.

BOTTOM-UP, VALUE-ORIENTED STOCK SELECTION PROCESS

         The portfolio manager's bottom-up approach focuses on stocks that are currently out of favor, due to temporary setbacks. He also likes stocks that have been largely ignored by Wall Street, but that he believes still offer good long-term growth potential. He prefers to buy companies that are industry leaders, not those that he believes are undervalued for good reasons such as poor management or limited growth prospects. Ideal investment candidates are financially sound companies that have little or no debt and exhibit high returns on equity.

         THOROUGH RESEARCH EFFORT

         He believes it's the management teams that drive companies and how they react to changes in their respective industries. As he explains, "The only way to come to those conclusions is to meet with the people behind the stocks we like." Furthermore, he does not rely on a company's initial merits after its stock has been purchased. Instead, he prefers to revisit its fundamentals regularly and then, as a reality check, look back at the company's performance to see if it's consistently delivering.

         INVESTMENT PROCESS

         (Qualitative Analysis

[ ]      Meeting with Company Executives One-on-One

         (Monitor Exposure to Economic Conditions

[ ]      Interest Rate Changes

         (Sector Analysis

         (Stock Universe

         (Quantitative Analysis

         FOCUS INVESTORS CAN EXPECT:

[ ]      Emphasis   on   quality,    undervalued   companies   of   all   market
         capitalizations
[ ]      A concentrated portfolio
[ ]      Bottom-up, value-oriented stock selection process
[ ]      Thorough research efforts

         INVESTMENT INSIGHT

         The investment approach for the FOCUS Fund involves looking for companies that have low price-to-earnings ratios, solid balance sheets and strong management. The portfolio manager often finds that these companies are concentrated in certain sectors of the economy, which prompts him to look further within these sectors for other companies that meet his criteria.

         NEUBERGER BERMAN GUARDIAN PORTFOLIO
         -----------------------------------

Investment Program
------------------

         Seeks long term growth of capital and, secondarily, current income. Invests primarily in stocks of long-established companies considered to be undervalued in comparison to stocks of similar companies. Using a value-oriented investment approach in selecting securities, the Portfolio looks for such factors as low price-to-earnings ratios, strong balance sheets, solid management, and consistent earnings.

         DISCIPLINED, LARGE-CAP VALUE ORIENTATION

         As part of its stock selection process, the portfolio pursues a disciplined, value-driven investment style, which is Neuberger Berman's historic strength. Specifically, the portfolio co-managers seek large-capitalization companies whose stock prices are substantially undervalued. Characteristics of these firms may include: solid balance sheets, above-average returns, low valuations, and consistent earnings.

         BOTTOM-UP APPROACH TO STOCK SELECTION

         According to one of the portfolio co-managers, "Cheap stocks are plentiful, but true investment bargains are a rare find." To uncover them, the portfolio co-managers scour a universe of stocks consisting of the bottom 20% of the market in terms of valuation. Those deemed by the managers as inexpensive and poised for a turnaround are placed under consideration. They look for financially sound, well-managed companies that are undervalued relative to their earnings potential and the market as a whole.

         A BROAD VIEW OF RISK MANAGEMENT

         Managing risk involves carefully monitoring the way the stocks in the portfolio react to one another as well as to outside factors. Companies that are in completely different sectors may in fact react similarly to certain economic, market or international events. In their efforts to consider these relationships, the portfolio co-managers use quantitative analysis to evaluate these factors and their impact on the overall portfolio. It is a process they believe is a crucial component in controlling risk and one that evolves over time as new holdings are introduced to the portfolio.

         A STRONG SELL DISCIPLINE

         The portfolio co-managers will generally make an initial investment in a stock of between 1-4% of total net assets. A higher weighting indicates that they believe their research gives them an "edge" over Wall Street analysts, or they believe the stock has an uncovered value that others may have overlooked. Once a stock grows beyond the high side of that range, gains are harvested and the holding is reduced to about 3% of total net assets.

         INVESTMENT PROCESS

         (Portfolio Risk Management

[ ]      Monitor Portfolio's Exposure

         (Selection Criteria

[ ]      Improving Financials

[ ]      Superior Management

[ ]      Discount Valuations to the Market

         (Stock Universe

[ ]      Large-Cap Value

         GUARDIAN INVESTORS CAN EXPECT:

[ ]      Disciplined, large-cap value orientation
[ ]      Bottom-up approach to stock selection
[ ]      Broad view of risk management
[ ]      Strong sell discipline

         INVESTMENT INSIGHT

         The portfolio co-managers look for established companies whose intrinsic value, by their measure, is undiscovered among the majority of investors. In managing overall risk, a conscious effort is made to determine the risk/reward scenario of each individual holding as well as its impact at the portfolio level.

         NEUBERGER BERMAN PARTNERS PORTFOLIO
         -----------------------------------

         Investment Program
         ------------------

         Invests principally in common stocks of established companies, using the value-oriented investment approach. Seeks growth of capital through an investment approach that is designed to increase capital with reasonable risk. Seeks securities believed to be undervalued based on strong fundamentals such as a low price-to-earnings ratio, consistent cash flow, and a company's sound track record through all phases of the market cycle.

         UNDISCOVERED VALUES IN THE MID- TO LARGE-CAP ARENA

         The Partners' portfolio co-managers comb the universe of mid- and large-cap stocks in search of those that have yet to be "discovered" by the majority of investors. They generally shy away from big, well-known companies because they believe it is harder to gain a competitive edge in a stock that is covered by many analysts. The managers prefer to focus their efforts outside of the Fortune 100, where they think many investment bargains abound.

         STRONG COMPANIES AT REASONABLE PRICES

         Like many of their value-oriented peers, the co-managers try to buy quality stocks for substantially less than their estimated market values. However, they differ in their approach by applying another layer of analysis to their value strategy. For example, in addition to searching for stocks trading at below market price-to-earnings ratios, they also focus on companies with strong fundamentals, consistent cash flows, sound track records through all phases of the market cycle and those selling at the low end of their trading ranges. They are not interested in buying cheap stocks if they don't meet these other measures of value as well.

         SOLID RESEARCH

         The portfolio co-managers believe that through "exhaustive research efforts, good companies selling for less than their true worth can be identified." To do this the portfolio co-managers spend a lot of time interviewing senior company managers. Their philosophy is that when they sit across the table from a CEO or CFO and question him or her about the company, they get to know it quite well. They find that there's simply no substitute for that kind of firsthand knowledge. In addition, the portfolio co-managers carefully examine a company's financial statements and contact its suppliers and competitors. While this type of analysis requires a lot of extra legwork, they believe it's worth the effort.

         INVESTMENT PROCESS

         (Executive Management Team Evaluation

[ ]      Proven Track Record

[ ]      Strategic Plan

[ ]      Inside Ownership

         (Value Stock Universe

[ ]      Qualitative Evaluation: Catalyst for Change

         (Stock Universe

[ ]      Quantitative Analysis

         PARTNERS INVESTORS CAN EXPECT:

[ ]      Undiscovered values in the mid- to large-cap arena
[ ]      Strong companies at reasonable prices
[ ]      Solid research

                  INVESTMENT INSIGHT

         The portfolio co-managers seek companies they believe are undervalued relative to their earnings potential--where there is a gap between the actual price of a stock and its intrinsic value in the marketplace. When a company grows in value or the valuation gap closes, the success of their strategy is realized.

         NEUBERGER BERMAN SOCIALLY RESPONSIVE PORTFOLIO
         ----------------------------------------------

         Investment Program
         ------------------

         Seeks long-term capital appreciation through investments primarily in securities of companies that meet both financial criteria and social policy. The portfolio co-managers initially screen companies using a value investing criteria, then look for companies that show leadership in major areas of social impact such as the environment, workplace diversity and employment.

         FINANCIALLY SOUND COMPANIES WITH A SOCIAL CONSCIENCE

         The portfolio co-managers look for the stocks of mid- to large-cap companies that first meet their stringent financial criteria. Their social screens are then applied to these stocks. The ones considered worthy from a financial standpoint are then evaluated using a proprietary database that develops and monitors information on companies in various categories of social criteria. Ideal investment candidates are companies that show leadership in the areas of the environment, workplace diversity and employment. Other considerations are based on companies' records in other areas of concern, including public health, type of products, and corporate citizenship.

         A TRADITIONAL VALUE APPROACH

         The portfolio co-managers' initial financial screens select companies using a traditional value approach. They look for undervalued companies with solid balance sheets, strong management, consistent cash flows, and other value-related factors, such as low price-to-earnings and low price-to-book ratios. Their value approach examines these companies, searching for those that may rise in price before other investors realize their worth. They strongly believe in helping investors put their money to work, while supporting companies that follow principles of good corporate citizenship.

         AN EVER-EVOLVING JOURNEY ON THE PATH TO GOOD CORPORATE CITIZENSHIP

         The portfolio co-managers believe that most socially responsive investors are not utopians. They do not expect instant perfection, but rather look for signs that a company is evolving and moving toward a corporate commitment to excellence. As they put it, "Good corporate citizenship is one of those things that is a journey, not a destination. We've been working in this field for some time, and know that the social records of most companies are written in shades of gray. We are pleased to see that more and more companies are coming to realize that change is a positive force for them."

         INVESTMENT PROCESS

         (Social Policy

         (Quantitative Financial Criteria

         [ ] Low Price-to-Earnings Ratio (relative & absolute)

         [ ] Strong Balance Sheet

         [ ] Free Cash Flow

         [ ] Risk Management

                  (Stock Universe

         [ ] Focus Screens

         SOCIALLY RESPONSIVE INVESTORS CAN EXPECT:

         [ ] Financially sound companies with a social conscience

         [ ] A traditional value approach
         [ ] An ever-evolving journey on the path to good corporate citizenship

         INVESTMENT INSIGHT

         The portfolio co-managers believe that sound practices in areas like employment and the environment can have a positive impact on a company's bottom line. They look for companies that meet value-investing criteria and also show a commitment to uphold or improve their standards of corporate citizenship.

         NEUBERGER BERMAN MILLENNIUM PORTFOLIO
         -------------------------------------

         Investment Program
         ------------------

         Invests primarily in equity securities of small-sized domestic companies (up to $1.5 billion in market capitalization at time of investment). Seeks growth of capital and looks for new companies that are in the developmental stage as well as older companies that appear poised to grow because of new products, markets or management.

         DISCIPLINED STOCK SELECTION PROCESS

         The portfolio co-managers employ a three-tiered disciplined investment process. It begins with a search for fast growing, small companies that exhibit sustainable earnings growth of at least 15%. Next, they assess a company's financial and managerial wherewithal to capitalize on opportunities and grow its business, despite occasional setbacks. Finally, the managers determine whether or not a stock's price is reasonable. Their analysis attempts to avoid companies considered overvalued relative to their earnings growth rate.

         LONG-TERM GROWTH POTENTIAL OF SMALL-CAP STOCKS

         Simply put, a small company might become a mid-sized one rapidly with the launch of a single blockbuster product. And, since the potential growth of a small company is often uninhibited by several layers of management, it might be able to bring new products or services to the market quickly. What adds to the attractiveness of small-cap stocks is the fact that they're generally less researched than large-caps, which presents the managers with more opportunities to find good companies that are not yet recognized by many investors. Small-caps, however, are more risky than other securities due to their volatility and greater sensitivity to market trends, company news and industry developments.

         RISK MANAGEMENT

         "We abide by three rules for managing risk: pay only reasonable prices, remain emotionally detached, and stay diversified", says one of the portfolio co-managers about their risk-management strategy. First, the Fund focuses on rapidly growing companies that are selling at reasonable prices relative to their growth prospects. This is done in an effort to avoid those stocks whose valuations are out of line with their growth rates because we believe they are often the most susceptible to steep declines caused by fundamental disappointments or during a market downturn. Second, our portfolio co-managers remain emotionally detached from their stock picks. When deteriorating fundamentals are discovered in a company, the portfolio co-managers take quick and decisive action to eliminate it from the portfolio. And third, to limit downside risk, the portfolio co-managers expect to invest in a diversified portfolio across an array of sectors and industries. Nevertheless, the managers acknowledge that currently there are positive growth opportunities in the technology sector, particularly biotechnology and Internet-related companies. No single stock represents more than 5% of total assets, measured at the time of investment.

         INVESTMENT PROCESS

         SCREENS

         (3        Price            Is this stock price reasonable?

         (2       Utility           Can the company go the distance?

                                    Financial Strength

                                    Management Depth and Talent

         (1       Growth            Are earnings growing rapidly?

                                    15%+ Annual Growth Rates

                                    Positive Earnings Surprises

         MILLENNIUM INVESTORS CAN EXPECT:

         [ ] Disciplined stock selection process
         [ ] Long-term growth potential of small-cap stocks
         [ ] Risk management

         INVESTMENT INSIGHT

         The portfolio co-managers of the Millennium Fund make it their business to track down promising small-cap companies wherever they may exist. As a result, this fund enables investors who can accept the risks of small-cap stocks to pursue the potential for long-term growth that small-caps may provide.

         NEUBERGER BERMAN REGENCY PORTFOLIO
         ----------------------------------

         Investment Program
         ------------------

         Seeks growth of capital by investing mainly in common stocks of mid-capitalization companies. The Portfolio seeks to reduce risk by diversifying among different companies and industries.

         MID-CAP COMPANIES WITH MARKET LEADERSHIP

         Regency's portfolio co-managers search the mid-cap stock universe for companies with a dominant market share in their industry. Historically, businesses with market leadership have delivered significant returns for shareholders over the long term. While this may not always be the case, discovering such middle-weight champions before the rest of Wall Street does can yield substantial payoffs for investors. Of course, there can be no assurance that the managers will select the right stocks every time. Remember that the stocks of mid-cap companies may be more volatile, and entail more risk, than the stocks of larger companies.

         BOTTOM-UP APPROACH TO STOCK SELECTION

         The portfolio co-managers' extensive bottom-up approach begins with financial screens that are used to search for undervalued securities with compelling fundamentals. Then, in-depth company and industry analyses are conducted, followed by interviews with company managements and their competitors, customers, and suppliers. In this stage, reviewing strategic plans and evaluating management are critical steps. After applying these financial and qualitative screens the portfolio co-managers then seek to identify a catalyst for change that could improve a stock's valuation. These catalysts are generally managerial, operational, structural or financial in nature and include changes in company management, new corporate strategies, changes in the business mix, and improving financials, among others. The remaining candidates are then ranked on a risk/reward basis. Stocks with the most compelling risk/reward ratios are placed in the portfolio, while stocks that are currently not a good portfolio fit, are placed on a monitor list for further evaluation.

         BROAD VIEW OF RISK MANAGEMENT

         In order to reduce risk on the buy side, the managers look for reasonably priced stocks, diversify investments across an array of industries, and avoid making large sector bets. On the sell side, stocks are sold when they reach their price target, do not perform as expected, or are considered less attractive than other opportunities.

         INVESTMENT PROCESS

     STOCK UNIVERSE
         [ ] Financial Analysis

      VALUE STOCK UNIVERSE
         [ ] Qualitative Evaluation
         [ ] Catalyst for change

     EXECUTIVE MANAGEMENT TEAM EVALUATION
         [ ] Proven Track Record
         [ ] Strategic Plan
         [ ] Inside Ownership

REGENCY INVESTORS CAN EXPECT:

         [ ] Mid-cap companies with market leadership
         [ ] Bottom-up approach to stock selection
         [ ] Broad view of risk management

         INVESTMENT INSIGHT

         The portfolio co-managers' ultimate goal is to find undervalued companies that have not yet been discovered by the majority of investors, or better yet, to buy "great companies at a great price." They attempt to do this by focusing on the mid-cap segment of the market because it tends to be less followed than the large-cap segment by Wall Street analysts.

         NEUBERGER BERMAN INTERNATIONAL PORTFOLIO
         ----------------------------------------

         Equity portfolios consisting solely of domestic investments generally have not enjoyed the higher returns foreign opportunities can offer. Over the past thirty years, for example, the average growth rates of many foreign economies have outpaced that of the United States. While the United States accounted for almost 66% of the world's total securities market capitalization in 1970, it accounted for less than 51% of that total at the end of 1998 -- or less than a third of the dollar value of the world's available stocks and bonds.(5)

         Over time, a number of international equity markets have outperformed their U.S. counterpart. Although there are no guarantees, foreign markets could continue to provide attractive investment opportunities.

         In addition, according to Morgan Stanley Capital International, the leading companies in any given sector are not always U.S.-based. For example, nine of the ten largest steel companies, eight of the ten largest electronic companies and eight of the ten largest automobile companies are based outside the United States.

         A principal advantage of investing overseas is diversification. A diversified portfolio gives investors the opportunity to pursue increased overall return while reducing risk. It is prudent to diversify by taking advantage of investment opportunities in more than one country's stock or bond market. By investing in several countries through a worldwide portfolio, investors can lower their exposure and vulnerability to weakness in any one market. Investors should be aware, however, that international investing is not a guarantee against market risk and may be affected by the economic and other factors described in the Prospectus. These include the prospects of individual companies and other risks such as currency fluctuations or controls, expropriation, nationalization and confiscatory taxation.

         Furthermore, buying foreign stocks and bonds can be difficult for the individual investor and involves many decisions. Accessing international markets


-----------------------
(5) Source:  Morgan Stanley Capital International.

is complicated; few individuals have the time or resources to evaluate thoroughly foreign companies and markets or the ability to incur the high transaction costs of direct investment in such markets. A mutual fund investing in foreign securities offers an investor broad diversification at a relatively low cost.

         At least 65% of the Portfolio's total assets normally are invested in equity securities of foreign issuers. The Portfolio invests primarily in equity securities of companies located in developed foreign economies, as well as in "emerging markets." NB Management's investment process includes a combination of a top-down or macro-economic analysis and a bottom-up, micro-economic approach, as well as a blend of growth and value investment styles. The Portfolio may use leverage to facilitate transactions it enters into for hedging purposes.

         Investment Program
         ------------------

         Seeks long-term growth of capital by investing primarily in common stocks of foreign companies of any capitalization, including companies in developed and emerging industrialized markets. Invests in well-managed companies that show potential for above-average growth or whose stock price is undervalued.

         A COMBINATION OF TOP-DOWN AND BOTTOM-UP APPROACHES TO INVESTING

         The portfolio manager's top-down view of various regions and countries helps her choose the areas that offer the best relative value. As she explains, "We are value-added investors, not "closet" indexers. We will overweight the portfolio with securities from countries we believe have the best investment potential and underweight those we think have limited prospects." Her bottom-up perspective seeks well-managed companies with strong fundamentals, such as attractive cash flows, strong balance sheets, and solid earnings growth. The Fund has no capitalization constraints and thus can invest in companies of all sizes.

         A BLEND OF GROWTH AND VALUE INVESTMENT STYLES

         The portfolio manager uses a blend of styles to reduce the risk of significant losses when a particular style falls out of favor with investors. The growth component highlights rapidly growing companies in niche industries with unique products or services, while the value component focuses on
undervalued,   out-of-favor  companies  that  she  believes  are  poised  for  a turnaround.

         HIGH POTENTIAL REWARDS WITH COMMENSURATE RISKS

         The portfolio invests in equity securities of both developed and emerging markets. While the potential rewards are high, so are the associated risks. Foreign markets are often less developed and foreign governments and economic infrastructures may not be as stable compared to the U.S. Other international risks, such as currency exchange rate and interest rate fluctuations, could result in greater volatility than domestic funds.

         AN ADDED LEVEL OF DIVERSIFICATION

         Domestic and foreign markets generally do not all move in the same direction at the same time and are subject to different sets of risk factors. Investors with exposure to more than a single market can potentially offset losses in one market with gains in another. While foreign markets can be inherently risky, investors who include international securities in their portfolios can benefit from an additional layer of diversification along with the potential for long-term growth.

         INVESTMENT PROCESS

         1. Screen International Universe

         2. Quantitative and Qualitative Evaluation

         3. Review Prime Buy Ideas

         4. Portfolio Construction

         INTERNATIONAL INVESTORS CAN EXPECT:

         [ ] A combination of top-down and bottom-up approaches to investing
         [ ] A blend of growth and value investment styles
         [ ] High potential rewards with commensurate risks
         [ ] An added level of portfolio diversification

         INVESTMENT INSIGHT

         In identifying attractive stocks from among the many thousands currently available outside the U.S., it's important to have a clear strategy. The International Portfolio uses a combination of growth and value criteria, while also considering larger scale economic factors.

         CURRENCY RISK MANAGEMENT

         Exchange rate movements and volatility are important factors in international investing. The portfolio manager believes in actively managing the Portfolio's currency exposure, in an effort to capitalize on foreign currency trends and to reduce overall portfolio volatility. Currency risk management is performed separately from equity analysis. The portfolio manager uses a combination of economic analysis to guide the Portfolio's longer-term posture and quantitative trend analysis to assist in timing decisions with respect to whether (or when) to invest in instruments denominated in a particular foreign currency, or whether (or when) to hedge particular foreign currencies in which liquid foreign exchange markets exist.

         To illustrate the importance of including an international component in a well-diversified portfolio, below are the annual returns for the S&P 500 Index and the EAFE(R) Index for the years 1984-1998. In seven of the past fifteen years, international stocks (as represented by the EAFE Index) have outperformed

U.S. stocks (as represented by the S&P 500 Index), in some cases by a significant margin. Conversely, in other years, U.S. stocks have substantially outperformed international stocks. Investors with exposure to both domestic and international issues can minimize losses because gains in one market can offset losses in another.

ANNUAL TOTAL RETURNS FOR EAFE AND S&P 500 (1984-1998):(6)

------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            >
YEAR     1998    1997    1996    1995    1994   1993    1992    1991    1990     1989    1988    1987    1986    1985    1984

-----    ------  ------  ------  ------  -----  ------  -----   ------  ------   ------  ------  -----   ------  ------  -----
S&P      28.52%  33.32%  22.90%  37.44%  1.36%  10.03%  7.61%   30.34%  -3.11%   31.59%  16.50%  5.18%   18.62%  31.64%  6.22%
500
----     ------  ------  -----   ------  -----  ------  ------- ------  -------  ------  ------  ------  ------  ------  -----
EAFE     20.33%  2.06%   6.36%   11.55%  8.06%  32.94%  -11.85% 12.50%  -23.20%  10.80%  28.59%  24.93%  69.94%  56.72%  7.86%

------------------------------------------------------------------------------------------------------------------------------


              Of course, these historical results may not continue in the future. Investors should keep in mind the greater risks inherent in foreign markets, such as currency exchange fluctuations, interest rates, and potentially adverse economic and political conditions.

                                    * * * * *

         Each Portfolio invests in a wide array of stocks, and no single stock makes up more than a small fraction of any Portfolio's total assets. Of course, each Portfolio's holdings are subject to change.

         Additional Investment Information
         ---------------------------------

         Some or all of the Portfolios, as indicated below, may make the following investments, among others; some of which are part of the Portfolios' principal investment strategies and some of which are not. The principal risks of each Portfolio's principal strategies are discussed in the prospectus. They may not buy all of the types of securities or use all of the investment techniques that are described.

         ILLIQUID SECURITIES (ALL PORTFOLIOS). Illiquid securities are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. These may include unregistered or other restricted securities and repurchase agreements maturing in greater than seven days. Illiquid securities may also include commercial paper under section 4(2) of the 1933 Act, as amended, and Rule 144A securities (restricted securities that may be traded freely among qualified institutional buyers pursuant to an exemption from the registration requirements of the securities laws); these securities are considered illiquid unless NB Management, acting pursuant to guidelines established by the trustees of the Managers Trusts, determines they


-----------------------
(6) Total return includes investment of all dividends and other distributions. the EAFE(R) Index, also known as the Morgan Stanley Capital International Europe, Australasia, Far East Index, is an unmanaged index of over 1,000 foreign stock prices and is translated into U.S. dollars. The S&P "500" Index is an unmanaged index generally considered to be representative of U.S. stock market activity. Indices do not take into account brokerage commissions or other fees and expenses of investing in the individual securities that they track. Data about the peformance of these indices are prepared or obtained by NB Management.

are liquid. Generally, foreign securities freely tradable in their principal market are not considered restricted or illiquid. Illiquid securities may be difficult for a Portfolio to value or dispose of due to the absence of an active trading market. The sale of some illiquid securities by the Portfolios may be subject to legal restrictions which could be costly to the Portfolios.

         POLICIES AND LIMITATIONS. Each Portfolio may invest up to 15% of its net assets in illiquid securities.

         REPURCHASE AGREEMENTS (ALL PORTFOLIOS). In a repurchase agreement, a Portfolio purchases securities from a bank that is a member of the Federal Reserve System (or, in the case of Neuberger Berman INTERNATIONAL Portfolio, also from a foreign bank or a U.S. branch or agency of a foreign bank) or from a securities dealer that agrees to repurchase the securities from the Portfolio at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Costs, delays, or losses could result if the selling party to a repurchase agreement becomes bankrupt or otherwise defaults. NB Management monitors the creditworthiness of sellers. If Neuberger Berman INTERNATIONAL Portfolio enters into a repurchase agreement subject to foreign law and the counter-party defaults, that Portfolio may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law and may suffer delays and losses in disposing of the collateral as a result.

         POLICIES AND LIMITATIONS. Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities. No Portfolio may enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. A Portfolio may enter into a repurchase agreement only if (1) the underlying securities are of a type that the Portfolio's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Portfolio's account by its custodian or a bank acting as the Portfolio's agent.

         SECURITIES LOANS (ALL PORTFOLIOS). Each Portfolio may lend securities to banks, brokerage firms, and other institutional investors judged creditworthy by NB Management, provided that cash or equivalent collateral, equal to at least 100% of the market value of the loaned securities, is continuously maintained by the borrower with the Portfolio. The Portfolio may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower who has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Portfolio an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Portfolio or the borrower. The Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Portfolio does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. NB Management believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.

         POLICIES AND LIMITATIONS. Each Portfolio may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or other institutional investors judged creditworthy by NB Management. Borrowers are required continuously to secure their obligations to return securities on loan from a Portfolio by depositing collateral in a form determined to be satisfactory by the Portfolio Trustees. The collateral, which must be marked to market daily, must be equal to at least 100% of the market value of the loaned securities, which will also be marked to market daily. Securities lending by Neuberger Berman SOCIALLY RESPONSIVE Portfolio is not subject to the Social Policy.

         RESTRICTED SECURITIES AND RULE 144A SECURITIES (ALL PORTFOLIOS). Each Portfolio may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Portfolio qualify under Rule 144A and an institutional market develops for those securities, the Portfolio likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Portfolio's illiquidity. NB Management, acting under guidelines established by the Portfolio Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.

         Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists are priced by a method that the Portfolio Trustees believe accurately reflects fair value.

         POLICIES  AND  LIMITATIONS.   To  the  extent  restricted   securities,
including Rule 144A securities, are illiquid, purchases thereof will be subject to each Portfolio's 15% limit on investments in illiquid securities.

         REVERSE REPURCHASE AGREEMENTS (ALL PORTFOLIOS). In a reverse repurchase agreement, a Portfolio sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio.

         POLICIES AND LIMITATIONS. Reverse repurchase agreements are considered borrowings for purposes of each Portfolio's investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, a

Portfolio will deposit in a segregated account with its custodian cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Portfolio's obligations under the agreement.

         LEVERAGE (NEUBERGER BERMAN INTERNATIONAL PORTFOLIO). The Portfolio may make investments while borrowings are outstanding. Leverage creates an opportunity for increased total return but, at the same time, creates special risk considerations. For example, leverage may amplify changes in the Portfolio's and its corresponding Fund's net asset values ("NAVs"). Although the principal of such borrowings will be fixed the Portfolio's assets may change in value during the time the borrowing is outstanding. Leverage from borrowing creates interest expenses for the Portfolio. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Portfolio will have to pay, the Portfolio's total return will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Portfolio will be less than it would be if leverage were not used, and therefore the amount available for distribution to the Fund's shareholders as dividends will be reduced. Reverse repurchase agreements create leverage and are considered borrowings for the purposes of the Portfolio's investment limitations.

         POLICIES AND LIMITATIONS. Generally, the Portfolio does not intend to use leverage for investment purposes. It may, however, use leverage to purchase securities needed to close out short sales entered into for hedging purposes and to facilitate other hedging transactions.

         FOREIGN SECURITIES (ALL PORTFOLIOS). Each Portfolio may invest in U.S. dollar-denominated securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit ("CDs"), bankers' acceptances and commercial paper. Foreign issuers are issuers organized and doing business principally outside the U.S. and include banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States.

         Each   Portfolio   also  may   invest  in   equity,   debt,   or  other
income-producing  securities  that are  denominated  in or  indexed  to  foreign currencies, including (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers' acceptances issued by foreign banks,
(3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates, and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S.

exchanges, although the Portfolios endeavor to achieve the most favorable net results on portfolio transactions.

         Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

         Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Portfolio are uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Portfolio due to subsequent declines in value of the securities or, if the Portfolio has entered into a contract to sell the securities, could result in possible liability to the purchaser.

         Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

         The Portfolios may invest in ADRs, EDRs, GDRs, and IDRs. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs may not reflect the effect of such information. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.

         POLICIES AND LIMITATIONS. In order to limit the risks inherent in investing in foreign currency denominated securities, a Portfolio (except Neuberger Berman INTERNATIONAL, Neuberger Berman MILLENNIUM and Neuberger Berman CENTURY Portfolios) may not purchase any such security if, as a result, more than 10% of its total assets (taken at market value) would be invested in foreign currency denominated securities. Each of Neuberger Berman MILLENNIUM and Neuberger Berman CENTURY Portfolios may not purchase foreign currency denominated securities if, as a result, more than 20% of its total assets (taken at market value) would be invested in such securities. Within those limitations, however, no Portfolio is restricted in the amount it may invest in securities denominated in any one foreign currency. Neuberger Berman INTERNATIONAL Portfolio invests primarily in foreign securities.

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

         Investments in securities of foreign issuers are subject to each Portfolio's quality standards. Each Portfolio (except Neuberger Berman INTERNATIONAL Portfolio) may invest only in securities of issuers in countries whose governments are considered stable by NB Management.

         FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES (NEUBERGER BERMAN INTERNATIONAL PORTFOLIO). The Portfolio may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date (ordinarily within two months, although the Portfolio may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

         When-issued purchases and forward commitment transactions enable the Portfolio to "lock in" what NB Management believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Portfolio might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Portfolio might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the seller fails to complete the sale, the Portfolio may lose the opportunity to obtain a favorable price.

         The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Portfolio's NAV starting on the date of the agreement to purchase the securities. Because the Portfolio has not yet paid for the securities, this produces an effect similar to leverage. The Portfolio does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. When the Portfolio makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Portfolio's assets. Fluctuations in the market value of the underlying securities are not reflected in the Portfolio's NAV as long as the commitment to sell remains in effect.

         POLICIES AND LIMITATIONS. The Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Portfolio may dispose of or renegotiate a commitment after it has been entered into. The Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize capital gains or losses in connection with these transactions.

         When the Portfolio purchases securities on a when-issued or forward commitment basis, the Portfolio will deposit in a segregated account with its custodian, until payment is made, appropriate liquid securities having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Portfolio maintains sufficient assets at all times to cover its obligations under when-issued purchases and forward commitment transactions.

        FUTURES, OPTIONS ON FUTURES, OPTIONS ON SECURITIES AND INDICES,
      FORWARD CONTRACTS, AND OPTIONS ON FOREIGN CURRENCIES (COLLECTIVELY,
                            "FINANCIAL INSTRUMENTS")

         FUTURES CONTRACTS AND OPTIONS THEREON (ALL PORTFOLIOS). Each of Neuberger Berman SOCIALLY RESPONSIVE, Neuberger Berman MILLENNIUM and Neuberger Berman CENTURY Portfolios may purchase and sell interest rate futures contracts, stock and bond index futures contracts, and foreign currency futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits each Portfolio to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. These Portfolios view investment in (i) interest rate and securities index futures and options thereon as a maturity management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities, and (ii) foreign currency futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by the Portfolio.

         Neuberger Berman INTERNATIONAL Portfolio may enter into futures contracts on currencies, debt securities, interest rates, and securities indices that are traded on exchanges regulated by the Commodity Futures Trading Commission ("CFTC") or on foreign exchanges. Trading on foreign exchanges is subject to the legal requirements of the jurisdiction in which the exchange is located and to the rules of such foreign exchange.

         Neuberger Berman INTERNATIONAL Portfolio may sell futures contracts in order to offset a possible decline in the value of its portfolio securities. When a futures contract is sold by the Portfolio, the value of the contract will tend to rise when the value of the portfolio securities declines and will tend to fall when the value of such securities increases. The Portfolio may purchase futures contracts in order to fix what NB Management believes to be a favorable price for securities the Portfolio intends to purchase. If a futures contract is purchased by the Portfolio, the value of the contract will tend to change together with changes in the value of such securities. To compensate for differences in historical volatility between positions Neuberger Berman INTERNATIONAL Portfolio wishes to hedge and the standardized futures contracts available to it, the Portfolio may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge.

         With respect to currency futures, Neuberger Berman INTERNATIONAL Portfolio may sell a futures contract or a call option, or it may purchase a put option on such futures contract, if NB Management anticipates that exchange rates for a particular currency will fall. Such a transaction will be used as a hedge (or, in the case of a sale of a call option, a partial hedge) against a decrease in the value of portfolio securities denominated in that currency. If

NB Management anticipates that a particular currency will rise, Neuberger Berman INTERNATIONAL Portfolio may purchase a currency futures contract or a call option to protect against an increase in the price of securities which are denominated in that currency and which the Portfolio intends to purchase. The Portfolio may also purchase a currency futures contract or a call option thereon for non-hedging purposes when NB Management anticipates that a particular currency will appreciate in value, but securities denominated in that currency do not present an attractive investment and are not included in the Portfolio.

         For purposes of managing cash flow, each Portfolio may purchase and sell stock index futures contracts, and may purchase and sell options thereon, to increase its exposure to the performance of a recognized securities index, such as the S&P 500 Index.

         A "sale" of a futures contract (or a "short" futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.

         U.S. futures contracts (except certain currency futures) are traded on exchanges that have been designated as "contract markets" by the CFTC; futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. In both U.S. and foreign markets, an exchange's affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

         Although futures contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract. A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month. This may result in a profit or loss. While futures contracts entered into by a Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of underlying securities whenever it appears economically advantageous for it to do so.

         "Margin" with respect to a futures contract is the amount of assets that must be deposited by a Portfolio with, or for the benefit of, a futures commission merchant in order to initiate and maintain the Portfolio's futures positions. The margin deposit made by the Portfolio when it enters into a futures contract ("initial margin") is intended to assure its performance of the contract. If the price of the futures contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Portfolio will be required to make an additional margin deposit ("variation margin"). However, if favorable price changes in the futures contract cause the margin deposit to exceed the required margin, the excess will be paid to the Portfolio. In computing their NAVs, the Portfolios mark to market the value of their open futures positions. Each Portfolio also must make margin deposits with respect to options on futures that it has written (but not with respect to options on futures that it has purchased). If the futures commission merchant holding the margin deposit goes bankrupt, the Portfolio could suffer a delay in recovering its funds and could ultimately suffer a loss.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer's futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. Options on futures have characteristics and risks similar to those of securities options, as discussed herein.

         Although each Portfolio believes that the use of futures contracts will benefit it, if NB Management's judgment about the general direction of the markets or about interest rate or currency exchange rate trends is incorrect, the Portfolio's overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts and of securities being hedged can be only approximate due to differences between the futures and securities markets or differences between the securities or currencies underlying a Portfolio's futures position and the securities held by or to be purchased for the Portfolio. The currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity.

         Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited.

         Most U.S. futures exchanges limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it thus does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by a Portfolio, it could (depending on the size of the position) have an adverse impact on the NAV of the Portfolio.

         POLICIES AND LIMITATIONS. Neuberger Berman SOCIALLY RESPONSIVE, Neuberger Berman MILLENNIUM and Neuberger Berman CENTURY Portfolios each may purchase and sell futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against prevailing currency exchange rates. These Portfolios do not engage in transactions in futures and options on futures for speculation. The use of futures and options on futures by Neuberger Berman SOCIALLY RESPONSIVE Portfolio is not subject to the Social Policy.

         Neuberger Berman INTERNATIONAL Portfolio may purchase and sell futures for BONA FIDE hedging purposes, as defined in regulations of the CFTC, and for non-hedging purposes (I.E., in an effort to enhance income). The Portfolio may also purchase and write put and call options on such futures contracts for BONA FIDE hedging and non-hedging purposes.

         For purposes of managing cash flow, each Portfolio may purchase and sell stock index futures contracts, and may purchase and sell options thereon, to increase its exposure to the performance of a recognized securities index, such as the S&P 500 Index.

         CALL OPTIONS ON SECURITIES (ALL PORTFOLIOS). Neuberger Berman MILLENNIUM, CENTURY, SOCIALLY RESPONSIVE and INTERNATIONAL Portfolios may write covered call options and may purchase call options on securities. Each of the other Portfolios may write covered call options and may purchase call options in related closing transactions. The purpose of writing call options is to hedge (i.e., to reduce, at least in part, the effect of price fluctuations of securities held by the Portfolio on the Portfolio's and its corresponding Fund's
NAVs) or to earn premium income. Portfolio securities on which call options may be written and purchased by a Portfolio are purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective.

         When a Portfolio writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Portfolio receives a premium for writing the call option. So long as the obligation of the call option continues, the Portfolio may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Portfolio may be obligated to deliver securities underlying an option at less than the market price.

         The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk but is capable of enhancing the Portfolios' total return. When writing a covered call option, a Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

         If a call option that a Portfolio has written expires unexercised, the Portfolio will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security.

         When a Portfolio purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date.

         POLICIES AND LIMITATIONS. Each Portfolio may write covered call options and may purchase call options in related closing transactions. Each Portfolio writes only "covered" call options on securities it owns (in contrast to the writing of "naked" or uncovered call options, which the Portfolios will not do).

         A Portfolio would purchase a call option to offset a previously written call option. Each of Neuberger Berman MILLENNIUM, CENTURY and SOCIALLY RESPONSIVE Portfolios also may purchase a call option to protect against an increase in the price of the securities it intends to purchase. The use of call options on securities by Neuberger Berman SOCIALLY RESPONSIVE Portfolio is not subject to the Social Policy. Neuberger Berman INTERNATIONAL Portfolio may purchase call options for hedging or non-hedging purposes.

         PUT OPTIONS ON SECURITIES (NEUBERGER BERMAN MILLENNIUM, CENTURY, SOCIALLY RESPONSIVE AND INTERNATIONAL PORTFOLIOS). Each of these Portfolios may write and purchase put options on securities. Each of Neuberger Berman MILLENNIUM, CENTURY, SOCIALLY RESPONSIVE or INTERNATIONAL Portfolios will receive a premium for writing a put option, which obligates the Portfolio to acquire a security at a certain price at any time until a certain date if the purchaser decides to exercise the option. The Portfolio may be obligated to purchase the underlying security at more than its current value.

         When Neuberger Berman MILLENNIUM, CENTURY, SOCIALLY RESPONSIVE or INTERNATIONAL Portfolio purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Portfolio would purchase a put option in order to protect itself against a decline in the market value of a security it owns.

         Portfolio securities on which put options may be written and purchased by Neuberger Berman MILLENNIUM, CENTURY, SOCIALLY RESPONSIVE or INTERNATIONAL Portfolio are purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective. When writing a put option, the Portfolio, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Portfolio has written expires unexercised, the Portfolio will realize a gain in the amount of the premium.

         POLICIES AND LIMITATIONS. Neuberger Berman MILLENNIUM, CENTURY, SOCIALLY RESPONSIVE and INTERNATIONAL Portfolios generally write and purchase put options on securities for hedging purposes (I.E., to reduce, at least in part, the effect of price fluctuations of securities held by the Portfolio on the Portfolio's and its corresponding Fund's NAVs). However, Neuberger Berman INTERNATIONAL Portfolio also may use put options for non-hedging purposes. The use of put options on securities by Neuberger Berman SOCIALLY RESPONSIVE Portfolio is not subject to the Social Policy.

         GENERAL INFORMATION ABOUT SECURITIES OPTIONS. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. American-style options are exercisable at any time prior to their expiration date. Neuberger Berman INTERNATIONAL Portfolio also may purchase European-style options, which are exercisable only immediately prior to their expiration date. The obligation under any option written by a Portfolio terminates upon expiration of the option or, at an earlier time, when the Portfolio offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by a Portfolio and is never exercised or closed out, the Portfolio will lose the entire amount of the premium paid.

         Options are traded both on U.S. national securities exchanges and in the over-the-counter ("OTC") market. Neuberger Berman INTERNATIONAL Portfolio also may purchase and sell options that are traded on foreign exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between a Portfolio and a counter-party, with no clearing organization guarantee. Thus, when a Portfolio sells (or purchases) an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Portfolio originally sold (or purchased) the option. There can be no assurance that the Portfolio would be able to liquidate an OTC option at any time prior to expiration. Unless a Portfolio is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter-party's insolvency, a Portfolio may be unable to liquidate its options position and the associated cover. NB Management monitors the creditworthiness of dealers with which a Portfolio may engage in OTC options transactions.

         The premium received (or paid) by a Portfolio when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable market. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by a Portfolio for writing an option is recorded as a liability on the Portfolio's statement of assets and liabilities. This liability is adjusted daily to the option's current market value.

         Closing transactions are effected in order to realize a profit (or minimize a loss) on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits Neuberger Berman MILLENNIUM, SOCIALLY RESPONSIVE or INTERNATIONAL Portfolio to write another call option on the underlying security with a different exercise price or expiration date or both. There is, of course, no assurance that a Portfolio will be able to effect closing transactions at favorable prices. If a Portfolio cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

         A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Portfolio; however, the Portfolio could be in a less advantageous position than if it had not written the call option.

         A Portfolio pays brokerage commissions or spreads in connection with purchasing or writing options, including those used to close out existing positions. From time to time, Neuberger Berman MILLENNIUM, SOCIALLY RESPONSIVE or INTERNATIONAL Portfolio may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its portfolio. In those cases, additional brokerage commissions are incurred.

         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

         POLICIES AND LIMITATIONS. Each Portfolio may use American-style options. Neuberger Berman INTERNATIONAL Portfolio also may purchase European-style options and may purchase and sell options that are traded on foreign exchanges.

         The assets used as cover (or held in a segregated account) for OTC options written by a Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         The use of put and call options by Neuberger Berman SOCIALLY RESPONSIVE Portfolio is not subject to the Social Policy.

         PUT AND CALL OPTIONS ON SECURITIES INDICES. Neuberger Berman INTERNATIONAL Portfolio may purchase put and call options on securities indices for the purpose of hedging against the risk of price movements that would adversely affect the value of the Portfolio's securities or securities the Portfolio intends to buy. The Portfolio may write securities index options to close out positions in such options that it has purchased.

         For purposes of managing cash flow, each Portfolio may purchase put and call options on securities indices to increase the Portfolio's exposure to the performance of a recognized securities index, such as the S&P 500 Index.

         Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date (2) multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange ("NYSE"), the American Stock Exchange, and other U.S. and foreign exchanges.

         The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Portfolio will not exactly match the composition of the securities indices on which options are available.

         Securities index options have characteristics and risks similar to those of securities options, as discussed herein.

         POLICIES AND LIMITATIONS. Neuberger Berman INTERNATIONAL Portfolio may purchase put and call options on securities indices for the purpose of hedging.

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

All securities index options purchased by the Portfolio will be listed and traded on an exchange. The Portfolio currently does not expect to invest a substantial portion of its assets in securities index options.

         For purposes of managing cash flow, each Portfolio may purchase put and call options on securities indices to increase the Portfolio's exposure to the performance of a recognized securities index, such as the S&P 500 Index. All securities index options purchased by the Portfolios will be listed and traded on an exchange.

         FOREIGN CURRENCY TRANSACTIONS (ALL PORTFOLIOS). Each Portfolio may enter into contracts for the purchase or sale of a specific currency at a future date (usually less than one year from the date of the contract) at a fixed price ("forward contracts"). The Portfolios also may engage in foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

         The Portfolios (other than Neuberger Berman INTERNATIONAL Portfolio) enter into forward contracts in an attempt to hedge against changes in prevailing currency exchange rates. The Portfolios do not engage in transactions in forward contracts for speculation; they view investments in forward contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies. Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by a Portfolio or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.

         Forward contracts are traded in the interbank market directly between dealers (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.

         At the consummation of a forward contract to sell currency, a Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Portfolio into such currency. If the Portfolio engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency dealer who is a party to the original forward contract.

         NB Management believes that the use of foreign currency hedging techniques, including "proxy-hedges," can provide significant protection of NAV in the event of a general rise in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a forward contract to sell that foreign currency or a proxy-hedge involving a forward contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated but which is available on more advantageous terms.
                                       37

         However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and, if NB Management is incorrect in its judgment of future exchange rate relationships, a Portfolio could be in a less advantageous position than if such a hedge had not been established. If a Portfolio uses proxy-hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Using forward contracts to protect the value of a Portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid. A Portfolio may experience delays in the settlement of its foreign currency transactions.

         Neuberger Berman INTERNATIONAL Portfolio may purchase securities of an issuer domiciled in a country other than the country in whose currency the instrument is denominated. The Portfolio may invest in securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of a specified amount of the currencies of certain of the member states of the European Union. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Union from time to time to reflect changes in relative values of the underlying currencies. The market for ECUs may become illiquid at times of uncertainty or rapid change in the European currency markets, limiting the Portfolio's ability to prevent potential losses. In addition, Neuberger Berman INTERNATIONAL Portfolio may invest in securities denominated in other currency baskets.

         POLICIES AND LIMITATIONS. The Portfolios (other than Neuberger Berman INTERNATIONAL Portfolio) may enter into forward contracts for the purpose of hedging and not for speculation. The use of forward contracts by Neuberger Berman SOCIALLY RESPONSIVE Portfolio is not subject to the Social Policy.

         Neuberger Berman INTERNATIONAL Portfolio may enter into forward contracts for hedging or non-hedging purposes. When the Portfolio engages in foreign currency transactions for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Portfolio to deliver an amount of foreign currency materially in excess of the value of its portfolio securities or other assets denominated in that currency. Neuberger Berman INTERNATIONAL Portfolio may also purchase and sell forward contracts for non-hedging purposes when NB Management anticipates that a foreign currency will appreciate or depreciate in value, but securities in that currency do not present attractive investment opportunities and are not held in the Portfolio's investment portfolio.

         OPTIONS ON FOREIGN CURRENCIES (ALL PORTFOLIOS). Each Portfolio may write and purchase covered call and put options on foreign currencies. Neuberger Berman INTERNATIONAL Portfolio may write (sell) put and covered call options on any currency in order to realize greater income than would be realized on portfolio securities alone.

         Currency options have characteristics and risks similar to those of securities options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.

         POLICIES AND LIMITATIONS. A Portfolio would use options on foreign currencies to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. In addition, Neuberger Berman INTERNATIONAL Portfolio may purchase put and call options on foreign currencies for non-hedging purposes when NB Management anticipates that a currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not included in the Portfolio. The use of options on currencies by Neuberger Berman SOCIALLY RESPONSIVE Portfolio is not subject to the Social Policy.

         REGULATORY LIMITATIONS ON USING FINANCIAL INSTRUMENTS. To the extent a Portfolio sells or purchases futures contracts or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Portfolio's net assets.

         COVER FOR FINANCIAL INSTRUMENTS. Securities held in a segregated account cannot be sold while the futures, options, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet current obligations. A Portfolio may be unable to promptly dispose of assets which cover, or are segregated with respect to, an illiquid futures, options, or forward position; this inability may result in a loss to the Portfolio.

         POLICIES AND LIMITATIONS. Each Portfolio will comply with SEC guidelines regarding "cover" for Financial Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities.

         GENERAL RISKS OF FINANCIAL INSTRUMENTS. The primary risks in using Financial Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by a Portfolio and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select a Portfolio's securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of a Portfolio to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for a Portfolio to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments. There can be no assurance that a Portfolio's use of Financial Instruments will be successful.

         Each Portfolio's use of Financial Instruments may be limited by the provisions of the Internal Revenue Code of 1986, as amended ("Code"), with which it must comply if its corresponding Fund is to continue to qualify as a regulated investment company ("RIC"). See "Additional Tax Information." Financial Instruments may not be available with respect to some currencies, especially those of so-called emerging market countries.

         POLICIES AND LIMITATIONS. NB Management intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of a Portfolio's underlying securities or currency. NB Management intends to reduce the risk that a Portfolio will be unable to close out Financial Instruments by entering into such transactions only if NB Management believes there will be an active and liquid secondary market.

         SHORT SALES (NEUBERGER BERMAN INTERNATIONAL PORTFOLIO). Neuberger Berman INTERNATIONAL Portfolio may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities that NB Management believes possess volatility characteristics similar to those being hedged. The Portfolio also may use short sales in an attempt to realize gain. To effect a short sale, the Portfolio borrows a security from a brokerage firm to make delivery to the buyer. The Portfolio then is obliged to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Portfolio is required to pay the lender any dividends and may be required to pay a premium or interest.

         Neuberger Berman INTERNATIONAL Portfolio will realize a gain if the security declines in price between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Portfolio is required to pay in connection with the short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the securities sold short and the securities being hedged.

         Neuberger Berman INTERNATIONAL Portfolio also may make short sales against-the-box, in which it sells securities short only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold.

         The effect of short selling on the Portfolio is similar to the effect of leverage. Short selling may amplify changes in the Portfolio's and Neuberger Berman INTERNATIONAL Trust's NAVs. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to the Portfolio.

         POLICIES AND LIMITATIONS. Under applicable guidelines of the SEC staff, if the Portfolio engages in a short sale (other than a short sale against-the-box), it must put in a segregated account (not with the broker) an amount of cash or appropriate liquid securities equal to the difference between
(1) the market value of the securities sold short at the time they were sold short and (2) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Portfolio replaces the borrowed security, it must daily maintain the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short, and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

         FIXED INCOME SECURITIES (ALL PORTFOLIOS). While the emphasis of the Portfolios' investment programs is on common stocks and other equity securities, the Portfolios may also invest in money market instruments, U.S. Government and Agency Securities, and other fixed income securities. Each Portfolio may invest in investment grade corporate bonds and debentures; Neuberger Berman PARTNERS, INTERNATIONAL, CENTURY and REGENCY Portfolios each may invest in corporate debt securities rated below investment grade.

         U.S. Government Securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. U.S. Government Agency Securities are issued or guaranteed by U.S. Government agencies or by instrumentalities of the U.S. Government, such as the Government National Mortgage Association, Fannie Mae (also known as Federal National Mortgage Association), Freddie Mac (also known as Federal Home Loan Mortgage Corporation), Student Loan Marketing Association (commonly known as "Sallie Mae"), and the Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may by supported by the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government Agency mortgage-backed securities. The market prices of U.S. Government and Agency Securities are not guaranteed by the Government.

         "Investment grade" debt securities are those receiving one of the four highest ratings from Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), or another nationally recognized statistical rating organization ("NRSRO") or, if unrated by any NRSRO, deemed by NB Management to be comparable to such rated securities ("Comparable Unrated Securities"). Securities rated by Moody's in its fourth highest rating category (Baa) or Comparable Unrated Securities may be deemed to have speculative characteristics.

         The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. Although the Portfolios may rely on the ratings of any NRSRO, the Portfolios primarily refer to ratings assigned by S&P and Moody's, which are described in Appendix A to this SAI.

         Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and market liquidity ("market risk"). The value of the fixed income securities in which a Portfolio may invest is likely to decline in times of rising market interest rates. Conversely, when rates fall, the value of a Portfolio's fixed income investments is likely to rise. Foreign debt securities are subject to risks similar to those of other foreign securities.

         Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported. NB Management will invest in lower-rated securities only when it concludes that the anticipated return on such an investment to Neuberger Berman PARTNERS, INTERNATIONAL, CENTURY or REGENCY Portfolio warrants exposure to the additional level of risk.

         POLICIES AND LIMITATIONS. Each Portfolio normally may invest up to 35% of its total assets in debt securities. Neuberger Berman PARTNERS, CENTURY and REGENCY Portfolios each may invest up to 15% of its net assets in corporate debt securities rated below investment grade or Comparable Unrated Securities. Neuberger Berman INTERNATIONAL Portfolio may invest in domestic and foreign debt securities of any rating, including those rated below investment grade and Comparable Unrated Securities.

         Subsequent to its purchase by a Portfolio, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Portfolio. In such a case, Neuberger Berman MILLENNIUM Portfolio and Neuberger Berman SOCIALLY RESPONSIVE Portfolio each will engage in an orderly disposition of the downgraded securities. Each other Portfolio (except Neuberger Berman INTERNATIONAL Portfolio) will engage in an orderly disposition of the downgraded securities to the extent necessary to ensure that the Portfolio's holdings of securities rated below investment grade and Comparable Unrated Securities will not exceed 5% of its net assets (15% in the case of Neuberger Berman PARTNERS, CENTURY and REGENCY Portfolios). NB Management will make a determination as to whether Neuberger Berman INTERNATIONAL Portfolio should dispose of the downgraded securities.

         COMMERCIAL PAPER (ALL PORTFOLIOS). Commercial paper is a short-term debt security issued by a corporation or bank, usually for purposes such as financing current operations. Each Portfolio may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While restricted commercial paper normally is deemed illiquid, NB Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Portfolio Trustees.

         POLICIES AND LIMITATIONS. The Portfolios may invest in commercial paper only if it has received the highest rating from S&P (A-1) or Moody's (P-1) or is deemed by NB Management to be of comparable quality. Neuberger Berman INTERNATIONAL Portfolio may invest in such commercial paper as a defensive measure, to increase liquidity, or as needed for segregated accounts.

         ZERO COUPON SECURITIES (NEUBERGER BERMAN PARTNERS, MILLENNIUM, SOCIALLY RESPONSIVE, CENTURY AND REGENCY PORTFOLIOS). Each of these Portfolios may invest in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

         The discount on zero coupon securities ("original issue discount") must be taken into income ratably by each such Portfolio prior to the receipt of any actual payments. Because its corresponding Fund must distribute substantially all of its net income (including its share of the Portfolio's accrued original issue discount) to its shareholders each year for income and excise tax purposes, each such Portfolio may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its corresponding Fund's distribution requirements. See "Additional Tax Information."

         The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having a similar maturity and credit quality.

         CONVERTIBLE SECURITIES (ALL PORTFOLIOS). Each Portfolio may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock.

         The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Portfolio's and its corresponding Fund's ability to achieve their investment objectives.

         POLICIES AND LIMITATIONS. Neuberger Berman SOCIALLY RESPONSIVE Portfolio may invest up to 20% of its net assets in convertible securities. The Portfolio does not intend to purchase any convertible securities that are not investment grade. Convertible debt securities are subject to each Portfolio's investment policies and limitations concerning fixed income securities.

         PREFERRED STOCK (ALL PORTFOLIOS). Each Portfolio may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

         SWAP AGREEMENTS (NEUBERGER BERMAN INTERNATIONAL AND CENTURY PORTFOLIOS). Each of these Portfolios may enter into swap agreements to manage or gain exposure to particular types of investments (including equity securities or indices of equity securities in which the Portfolio otherwise could not invest efficiently). In a swap agreement, one party agrees to make regular payments equal to a floating rate on a specified amount in exchange for payments equal to a fixed rate, or a different floating rate, on the same amount for a specified period.

         Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on the Portfolio's performance. The risks of swap agreements depend upon the other party's creditworthiness and ability to perform, as well as the Portfolio's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. Swap agreements may be illiquid. The swap market is relatively new and is largely unregulated.

         POLICIES AND LIMITATIONS. In accordance with SEC staff requirements, each of Neuberger Berman INTERNATIONAL and CENTURY Portfolios will segregate cash or appropriate liquid securities in an amount equal to its obligations under swap agreements; when an agreement provides for netting of the payments by the two parties, the Portfolio will segregate only the amount of its net obligation, if any.

         JAPANESE INVESTMENTS (NEUBERGER BERMAN INTERNATIONAL PORTFOLIO). All of the Portfolios may invest in foreign securities, including securities of Japanese issuers. From time to time, Neuberger Berman INTERNATIONAL Portfolio may invest a significant portion of its assets in securities of Japanese issuers. The performance of the Portfolio may therefore be significantly affected by events influencing the Japanese economy and the exchange rate between the Japanese yen and the U.S. dollar. Japan has experienced a severe recession, including a decline in real estate values and other events that adversely affected the balance sheets of many financial institutions and indicate that there may be structural weaknesses in the Japanese financial system. The effects of this economic downturn may be felt for a considerable period and are being exacerbated by the currency exchange rate. Japan is heavily dependent on foreign oil. Japan is located in a seismically active area, and severe earthquakes may damage important elements of the country's infrastructure. Japan's economic prospects may be affected by the political and military situations of its near neighbors, notably North and South Korea, China and Russia.

         OTHER INVESTMENT COMPANIES. Neuberger Berman INTERNATIONAL Portfolio may invest in the shares of other investment companies. Such investment may be the most practical or only manner in which the Portfolio can participate in certain foreign markets because of the expenses involved or because other vehicles for investing in those countries may not be available at the time the Portfolio is ready to make an investment. Each Portfolio at times may invest in instruments structured as investment companies to gain exposure to the performance of a recognized securities index, such as the S&P 500 Index.

         As a shareholder in an investment company, a Portfolio would bear its pro rata share of that investment company's expenses. Investment in other funds may involve the payment of substantial premiums above the value of such issuer's portfolio securities. The Portfolios do not intend to invest in such funds unless, in the judgment of NB Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

         POLICIES AND LIMITATIONS. Each Portfolio's investment in such securities is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio's total assets with respect to any one investment company and (iii) 10% of the Portfolio's total assets in the aggregate.

         INDEXED SECURITIES (NEUBERGER BERMAN INTERNATIONAL PORTFOLIO). Neuberger Berman INTERNATIONAL Portfolio may invest in indexed securities whose values are linked to currencies, interest rates, commodities, indices, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

Neuberger Berman FOCUS Portfolio - Description of Economic Sectors.
-------------------------------------------------------------------

         Neuberger Berman FOCUS Portfolio seeks to achieve its investment objective by investing principally in common stocks in the following thirteen multi-industry economic sectors, normally making at least 90% of its investments in not more than six such sectors:

         (1) AUTOS AND HOUSING SECTOR: Companies engaged in design, production, or sale of automobiles, automobile parts, mobile homes, or related products ("automobile industries") or design, construction, renovation, or refurbishing of residential dwellings. The value of securities of companies in the automobile industries is affected by, among other things, foreign competition, the level of consumer confidence and consumer debt, and installment loan rates. The housing construction industry may be affected by the level of consumer confidence and consumer debt, mortgage rates, tax laws, and the inflation outlook.

         (2) CONSUMER GOODS AND SERVICES SECTOR: Companies engaged in providing consumer goods or services, including design, processing, production, sale, or storage of packaged, canned, bottled, or frozen foods and beverages and design, production, or sale of home furnishings, appliances, clothing, accessories, cosmetics, or perfumes. Certain of these companies are subject to government regulation affecting the use of various food additives and production methods, which could affect profitability. Also, the success of food- and fashion-related products may be strongly affected by fads, marketing campaigns, health concerns, and other factors affecting supply and demand.

         (3) DEFENSE AND AEROSPACE SECTOR: Companies engaged in research, manufacture, or sale of products or services related to the defense or aerospace industries, including air transport; data processing or computer-related services; communications systems; military weapons or transportation; general aviation equipment, missiles, space launch vehicles, or spacecraft; machinery for guidance, propulsion, or control of flight vehicles; and airborne or ground-based equipment essential to the test, operation, or maintenance of flight vehicles. Because these companies rely largely on U.S. (and foreign) governmental demand for their products and services, their financial conditions are heavily influenced by defense spending policies.

         (4) ENERGY SECTOR: Companies involved in the production, transmission, or marketing of energy from oil, gas, or coal, as well as nuclear, geothermal, oil shale, or solar sources of energy (but excluding public utility companies). Also included are companies that provide component products or services for those activities. The value of these companies' securities varies based on the price and supply of energy fuels and may be affected by international politics, energy conservation, the success of exploration projects, environmental considerations, and the tax and other regulatory policies of various governments.

         (5) FINANCIAL SERVICES SECTOR: Companies providing financial services to consumers or industry, including commercial banks and savings and loan associations, consumer and industrial finance companies, securities brokerage companies, leasing companies, and insurance companies. These companies are subject to extensive governmental regulations. Their profitability may fluctuate significantly as a result of volatile interest rates, concerns about particular banks and savings institutions, and general economic conditions.

         (6) HEALTH CARE SECTOR: Companies engaged in design, manufacture, or sale of products or services used in connection with the provision of health care, including pharmaceutical companies; firms that design, manufacture, sell, or supply medical, dental, or optical products, hardware, or services; companies involved in biotechnology, medical diagnostic, or biochemical research and development; and companies that operate health care facilities. Many of these companies are subject to government regulation and potential health care reforms, which could affect the price and availability of their products and services. Also, products and services of these companies could quickly become obsolete.

         (7) HEAVY INDUSTRY SECTOR: Companies engaged in research, development, manufacture, or marketing of products, processes, or services related to the agriculture, chemicals, containers, forest products, non-ferrous metals, steel, or pollution control industries, including synthetic and natural materials (for example, chemicals, plastics, fertilizers, gases, fibers, flavorings, or fragrances), paper, wood products, steel, and cement. Certain of these companies are subject to state and federal regulation, which could require alteration or cessation of production of a product, payment of fines, or cleaning of a disposal site. Furthermore, because some of the materials and processes used by these companies involve hazardous components, there are additional risks associated with their production, handling, and disposal. The risk of product obsolescence also is present.

         (8) MACHINERY AND EQUIPMENT SECTOR: Companies engaged in the research, development, or manufacture of products, processes, or services relating to electrical equipment, machinery, pollution control, or construction services, including transformers, motors, turbines, hand tools, earth-moving equipment, and waste disposal services. The profitability of most of these companies may fluctuate significantly in response to capital spending and general economic conditions. As is the case for the heavy industry sector, there are risks associated with the production, handling, and disposal of materials and
processes   that  involve   hazardous   components   and  the  risk  of  product
obsolescence.

         (9) MEDIA AND ENTERTAINMENT SECTOR: Companies engaged in design, production, or distribution of goods or services for the media industries (including television or radio broadcasting or manufacturing, publishing, recordings and musical instruments, motion pictures, and photography) and the entertainment industries (including sports arenas, amusement and theme parks, gaming casinos, sporting goods, camping and recreational equipment, toys and games, travel-related services, hotels and motels, and fast food and other restaurants). Many products produced by companies in this sector - for example, video and electronic games - may become obsolete quickly. Additionally, companies engaged in television and radio broadcast are subject to government regulation.

         (10) RETAILING SECTOR: Companies engaged in retail distribution of home furnishings, food products, clothing, pharmaceuticals, leisure products, or other consumer goods, including department stores, supermarkets, and retail chains specializing in particular items such as shoes, toys, or pharmaceuticals. The value of these companies' securities fluctuates based on consumer spending patterns, which depend on inflation and interest rates, the level of consumer debt, and seasonal shopping habits. The success or failure of a company in this highly competitive sector depends on its ability to predict rapidly changing consumer tastes.

         (11) TECHNOLOGY SECTOR: Companies that are expected to have or develop products, processes, or services that will provide, or will benefit significantly from, technological advances and improvements or future automation trends, including semiconductors, computers and peripheral equipment, scientific instruments, computer software, telecommunications equipment, and electronic components, instruments, and systems. These companies are sensitive to foreign competition and import tariffs. Also, many of their products may become obsolete quickly.

         (12)   TRANSPORTATION   SECTOR:   Companies   involved   in   providing
transportation of people and products, including airlines, railroads, and trucking firms. Revenues of these companies are affected by fluctuations in fuel prices and government regulation of fares.

         (13) UTILITIES SECTOR: Companies in the public utilities industry and companies that derive a substantial majority of their revenues through supplying public utilities (including companies engaged in the manufacture, production, generation, transmission, or sale of gas and electric energy) and that provide telephone, telegraph, satellite, microwave, and other communication facilities to the public. The gas and electric public utilities industries are subject to various uncertainties, including the outcome of political issues concerning the environment, prices of fuel for electric generation, availability of natural gas, and risks associated with the construction and operation of nuclear power facilities.

Neuberger Berman SOCIALLY RESPONSIVE Portfolio - Description of Social Policy
-----------------------------------------------------------------------------

BACKGROUND INFORMATION ON SOCIALLY RESPONSIVE INVESTING

         In an era when many people are concerned about the relationship between business and society, socially responsive investing ("SRI") is a mechanism for assuring that investors' social values are reflected in their investment decisions. As such, SRI is a direct descendent of the successful effort begun in the early 1970's to encourage companies to divest their South African operations and subscribe to the Sullivan Principles. Today, a growing number of individuals and institutions are applying similar strategies to a broad range of problems.

         Although there are many strategies available to the socially responsive investor, including proxy activism, below-market loans to community projects, and venture capital, the SRI strategies used by the Portfolio generally fall into two categories:

         AVOIDANCE INVESTING. Most socially responsive investors seek to avoid holding securities of companies whose products or policies are seen as being at odds with the social good. The most common exclusions historically have involved tobacco companies and weapons manufacturers.

         LEADERSHIP INVESTING. A growing number of investors actively look for companies with progressive programs that are exemplary or companies which make it their business to try to solve some of the problems of today's society.

         The marriage of social and financial objectives would not have surprised Adam Smith, who was, first and foremost, a moral philosopher. THE WEALTH OF NATIONS is firmly rooted in the Enlightenment conviction that the purpose of capital is the social good and the related belief that idle capital is both wasteful and unethical. But, what very likely would have surprised Smith is the sheer complexity of the social issues we face today and the diversity of our attitudes toward the social good. War and peace, race and gender, the distribution of wealth, and the conservation of natural resources -- the social agenda is long and compelling. It is also something about which reasonable people differ. What should society's priorities be? What can and should be done about them? And what is the role of business in addressing them? Since corporations are on the front lines of so many key issues in today's world, a growing number of investors feel that a corporation's role cannot be ignored. This is true of some of the most important issues of the day such as equal opportunity and the environment.

THE SOCIALLY RESPONSIVE DATABASE

         Neuberger Berman, LLC ("Neuberger Berman"), the Portfolio's sub-adviser, maintains a database of information about the social impact of the companies it follows. NB Management uses the database to evaluate social issues after it deems a stock acceptable from a financial standpoint for acquisition by the Portfolio. The aim of the database is to be as comprehensive as possible, given that much of the information concerning corporate responsibility comes from subjective sources. Information for the database is gathered by Neuberger Berman in many categories and then analyzed by NB Management in the following six categories of corporate responsibility:

         WORKPLACE DIVERSITY AND EMPLOYMENT. NB Management looks for companies that show leadership in areas such as employee training and promotion policies and benefits, such as flextime, generous profit sharing, and parental leave. NB Management looks for active programs to promote women and minorities and takes into account their representation among the officers of an issuer and members of its board of directors. As a basis for exclusion, NB Management looks for Equal Employment Opportunity Act infractions and Occupational Safety and Health Act violations; examines each case in terms of severity, frequency, and time elapsed since the incident; and considers actions taken by the company since the violation. NB Management also monitors companies' progress and attitudes toward these issues.

         ENVIRONMENT. A company's impact on the environment depends largely on the industry. Therefore, NB Management examines a company's environmental record vis-a-vis those of its peers in the industry. All companies operating in an industry with inherently high environmental risks are likely to have had problems in such areas as toxic chemical emissions, federal and state fines, and Superfund sites. For these companies, NB Management examines their problems in terms of severity, frequency, and elapsed time. NB Management then balances the record against whatever leadership the company may have demonstrated in terms of environmental policies, procedures, and practices. NB Management defines an environmental leadership company as one that puts into place strong affirmative programs to minimize emissions, promote safety, reduce waste at the source, insure energy conservation, protect natural resources, and incorporate recycling into its processes and products. NB Management looks for the commitment and active involvement of senior management in all these areas. Several major manufacturers which still produce substantial amounts of pollution are among the leaders in developing outstanding waste source reduction and remediation programs.

         PRODUCT. NB Management considers company announcements, press reports, and public interest publications relating to the health, safety, quality, labeling, advertising, and promotion of both consumer and industrial products. NB Management takes note of companies with a strong commitment to quality and with marketing practices which are ethical and consumer-friendly. NB Management pays particular attention to companies whose products and services promote progressive solutions to social problems.

         PUBLIC HEALTH. NB Management measures the participation of companies in such industries and markets as alcohol, tobacco, gambling and nuclear power. NB Management also considers the impact of products and marketing activities related to those products on nutritional and other health concerns, both domestically and in foreign markets.

         WEAPONS. NB Management keeps track of domestic military sales and, whenever possible, foreign military sales and categorizes them as nuclear weapons related, other weapons related, and non-weapon military supplies, such as micro-chip manufacturers and companies that make uniforms for military personnel.

         CORPORATE CITIZENSHIP. NB Management gathers information about a company's participation in community affairs, its policies with respect to charitable contributions, and its support of education and the arts. NB Management looks for companies with a focus, dealing with issues not just by making financial contributions, but also by asking the questions: What can we do to help? What do we have to offer? Volunteerism, high-school mentoring programs, scholarships and grants, and in-kind donations to specific groups are just a few ways that companies have responded to these questions.

IMPLEMENTATION OF SOCIAL POLICY

         Companies deemed acceptable by NB Management from a financial standpoint are analyzed using Neuberger Berman's database. The companies are then evaluated by the portfolio manager to determine if the companies' policies, practices, products, and services withstand scrutiny in the following major areas of concern: the environment and workplace diversity and employment. Companies are then further evaluated to determine their track record in issues and areas of concern such as public health, weapons, product, and corporate citizenship.

         The issues and areas of concern that are tracked lend themselves to objective analysis in varying degrees. Few, however, can be resolved entirely on the basis of scientifically demonstrable facts. Moreover, a substantial amount of important information comes from sources that do not purport to be disinterested. Thus, the quality and usefulness of the information in the database depend on Neuberger Berman's ability to tap a wide variety of sources and on the experience and judgment of the people at NB Management who interpret the information.

         In applying the information in the database to stock selection for the Portfolio, NB Management considers several factors. NB Management examines the severity and frequency of various infractions, as well as the time elapsed since their occurrence. NB Management also takes into account any remedial action which has been taken by the company relating to these infractions. NB Management notes any quality innovations made by the company in its effort to create positive change and looks at the company's overall approach to social issues.

                             PERFORMANCE INFORMATION

         Each Fund's performance figures are based on historical results and are not intended to indicate future performance. The share price and total return of each Fund will vary, and an investment in a Fund, when redeemed, may be worth more or less than an investor's original cost.

Total Return Computations
-------------------------

         Each Fund may advertise certain total return information. An average annual compounded rate of return ("T") may be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                                  P(1+T)n = ERV

         Average annual total return smoothes out year-to-year variations in performance and, in that respect, differs from actual year-to-year results. As of the date of this SAI, Neuberger Berman REGENCY Trust had been in existence only a very short time and had no meaningful performance history. The Funds commenced operations in August 1993 except for Neuberger Berman INTERNATIONAL Trust, which commenced operations in June 1998, and Neuberger Berman MILLENNIUM TRUST, which commenced operations in November 1998. However, each Fund's investment objective, policies, and limitations are the same as those of another mutual fund that is a series of Neuberger Berman Equity Funds and that has a name similar to the Fund's and invests in the same Portfolio ("Sister Fund"). Each Sister Fund had a predecessor. The following total return data is for each Fund since its inception and, for periods prior to each Fund's inception, its Sister Fund (which, as used herein, includes data for that Sister Fund's predecessor). The total returns for periods prior to the Funds' inception would have been lower had they reflected the higher fees of the Funds, as compared to those of the Sister Funds.

                          Average Annual Total Returns
Fund                         Periods Ended 8/31/1999

                      ONE YEAR   FIVE YEARS   TEN YEARS   PERIOD FROM INCEPTION
                      --------   ----------   ---------   ---------------------

MANHATTAN              +36.24%    +15.45%      +12.13%           +16.75%
GENESIS                +19.15%    +15.15%      +11.45%           +13.14%
FOCUS                  +38.07%    +16.72%      +14.69%           +12.23%
GUARDIAN               +26.07%    +12.68%      +12.36%           +12.84%
PARTNERS               +25.91%    +18.13%      +14.03%           +17.61%
INTERNATIONAL          +21.99%    +10.50%        N/A             +10.99%
SOCIALLY RESPONSIVE    +36.76%    +19.14%        N/A             +17.53%
MILLENNIUM               N/A        N/A          N/A             +95.00%*


* Gross Return

         Prior to January 5, 1989, the investment policies of Neuberger Berman FOCUS Trust's Sister Fund required that at least 80% of its investments normally be in energy-related investments; prior to November 1, 1991, those investment policies required that at least 25% of its investments normally be in the energy sector. Neuberger Berman FOCUS Trust may include information reflecting the Sister Fund's performance and expenses for periods before November 1, 1991, in its advertisements, sales literature, financial statements, and other documents filed with the SEC and/or provided to current and prospective shareholders. Investors should be aware that such information may not necessarily reflect the level of performance and expenses that would have been experienced had the Fund's current investment policies been in effect.

         NB Management may from time to time waive a portion of its fees due from any Fund or Portfolio or reimburse a Fund or Portfolio for a portion of its expenses. Such action has the effect of increasing total return. Actual reimbursements and waivers are described in the Prospectus and in "Investment Management and Administration Services" below.

Comparative Information
-----------------------

         From time to time each Fund's performance may be compared with:

         (1) data (that may be expressed as rankings or ratings) published by independent services or publications (including newspapers, newsletters, and financial periodicals) that monitor the performance of mutual funds, such as Lipper Analytical Services, Inc., C.D.A. Investment Technologies, Inc., Wiesenberger Investment Companies Service, Investment Company Data Inc., Morningstar, Inc., Micropal Incorporated, and quarterly mutual fund rankings by Money, Fortune, Forbes, Business Week, Personal Investor, and U.S. News & World Report magazines, The Wall Street Journal, The New York Times, Kiplinger's Personal Finance, and Barron's Newspaper, or

         (2) recognized stock and other indices, such as the S&P 500 Composite Stock Price Index ("S&P 500 Index"), S&P Small Cap 600 Index ("S&P 600 Index"), S&P Mid Cap 400 Index ("S&P 400 Index"), Russell 2000 Stock Index, Russell Midcap(TM) Index, Dow Jones Industrial Average ("DJIA"), Wilshire 1750 Index, Nasdaq Composite Index, Montgomery Securities Growth Stock Index, Value Line Index, U.S. Department of Labor Consumer Price Index ("Consumer Price Index"), College Board Annual Survey of Colleges, Kanon Bloch's Family Performance Index, the Barra Growth

         Index, the Barra Value Index, the EAFE(R) Index, the Financial Times World XUS Index, and various other domestic, international, and global indices. The S&P 500 Index is a broad index of common stock prices, while the DJIA represents a narrower segment of industrial companies. The S&P 600 Index includes stocks that range in market value from $35 million to $6.1 billion, with an average of $572 million. The S&P 400 Index measures mid-sized companies that have an average market capitalization of $2.1 billion. The EAFE(R) Index is an unmanaged index of common stock prices of more than 1,000 companies from Europe, Australia, and the Far East translated into U.S. dollars. The Financial Times World XUS Index is an index of 24 international markets, excluding the U.S. market. Each assumes reinvestment of distributions and is calculated without regard to tax consequences or the costs of investing. Each Portfolio may invest in different types of securities from those included in some of the above indices.

         Neuberger Berman SOCIALLY RESPONSIVE Trust's performance may also be compared to various socially responsive indices. These include The Domini Social Index and the indices developed by the quantitative department of Prudential Securities, such as that department's Large and Mid-Cap portfolio indices for various breakdowns ("Sin" Stock Free, Cigarette-Stock Free, S&P Composite, etc.).

         Evaluations of the Funds' performance, their total returns, and comparisons may be used in advertisements and in information furnished to current and prospective shareholders (collectively, "Advertisements"). The Funds may also be compared to individual asset classes such as common stocks, small-cap stocks, or Treasury bonds, based on information supplied by Ibbotson and Sinquefield.

Other Performance Information
-----------------------------

         From time to time, information about a Portfolio's portfolio allocation and holdings as of a particular date may be included in Advertisements for the corresponding Fund. This information may include the Portfolio's portfolio diversification by asset type, or, in the case of Neuberger Berman SOCIALLY RESPONSIVE Portfolio, by the social characteristics of companies owned. Information used in Advertisements may include statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as (1) funding retirement, (2) paying for children's education, and (3) financially supporting aging parents.

         NB Management believes that many of its common stock funds may be attractive investment vehicles for conservative investors who are interested in long-term appreciation from stock investments, but who have a moderate tolerance for risk. Such investors may include, for example, individuals (1) planning for or facing retirement, (2) receiving or expecting to receive lump-sum distributions from individual retirement accounts ("IRAs"), self-employed individual retirement plans ("Keogh plans"), or other retirement plans, (3) anticipating rollovers of CDs or IRAs, Keogh plans, or other retirement plans, and (4) receiving a significant amount of money as a result of inheritance, sale of a business, or termination of employment.

         Investors who may find Neuberger Berman PARTNERS Trust, Neuberger Berman GUARDIAN Trust, Neuberger Berman FOCUS Trust, Neuberger Berman REGENCY Trust or Neuberger Berman CENTURY Trust to be an attractive investment vehicle also include parents saving to meet college costs for their children. For instance, the cost of a college education is rapidly approaching the cost of the average family home. Estimates of total four-year costs (tuition, room and board, books and other expenses) for students starting college in various years may be included in Advertisements, based on the College Board Annual Survey of Colleges.

         Information relating to inflation and its effects on the dollar also may be included in Advertisements. For example, after ten years, the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465, and $12,100, respectively, if the annual rates of inflation during that period were 4%, 5%, 6%, and 7%, respectively. (To calculate the purchasing power, the value at the end of each year is reduced by the inflation rate for the ten-year period.)

         Information regarding the effects of investing at market highs and/or lows, and investing early versus late for retirement plans also may be included in Advertisements, if appropriate.

                           CERTAIN RISK CONSIDERATIONS

         Although each Portfolio seeks to reduce risk by investing in a diversified portfolio of securities, diversification does not eliminate all risk. There can, of course, be no assurance that any Portfolio will achieve its investment objective.

                              TRUSTEES AND OFFICERS

         The following table sets forth information concerning the trustees and officers of the Trust and Managers Trust, including their addresses and principal business experience during the past five years. Some persons named as trustees and officers also serve in similar capacities for other funds and their corresponding portfolios administered or managed by NB Management and Neuberger Berman.


THE TRUST AND EQUITY MANAGERS TRUST:
------------------------------------
                                              Position Held
                                             With the Trusts
Name, Age, and                                 and EQUITY
Address (1)                                   MANAGERS TRUST               PRINCIPAL OCCUPATION(S)(2)
--------------                                --------------               --------------------------

Claudia A. Brandon(43)                        Secretary of each Trust      Employee of Neuberger Berman since 1999;
                                                                           Vice President of NB Management from
                                                                           1986 to 1999; Secretary of nine other
                                                                           mutual funds for which NB Management acts
                                                                           as investment manager or administrator.

Faith Colish(64)                              Trustee of each Trust        Attorney at Law, Faith Colish, A
63 Wall Street                                                             Professional Corporation.
24th Floor
New York, NY  10005

Stacy Cooper-Shugrue(37)                      Assistant Secretary of       Employee of Neuberger Berman since 1999;
                                              each Trust                   Assistant Vice President of NB Management
                                                                           from 1993 to 1999; Assistant Secretary of
                                                                           nine other mutual funds for which NB
                                                                           Management acts as investment manager or
                                                                           administrator.

Barbara DiGiorgio(41)                         Assistant Treasurer of       Employee of NB Management; Assistant
                                              each Trust                   Vice President of NB Management from
                                                                           1993 to 1999; Assistant Treasurer
                                                                           since 1996 of nine other mutual funds
                                                                           for which NB Management acts as invest-
                                                                           ment manager or administrator.

Michael M. Kassen*(47)                        President and Trustee        Executive Vice President, Chief
                                              of each Trust                Investment Officer and Director of
                                                                           Neuberger Berman, Inc. (holding company);
                                                                           Executive Vice President, Chief Investment
                                                                           Officer and Director of NB Management;
                                                                           President and/or Trustee of five other
                                                                           mutual funds for which NB Management
                                                                           acts as investment manager or administrator.

Howard A. Mileaf (63)                         Trustee of each Trust        Vice President and Special Counsel to
WHX Corporation                                                            WHX Corporation (holding company)
110 East 59th Street                                                       since 1992; Director of Kevlin
30th Floor                                                                 Corporation (manufacturer of
New York, NY  10022                                                        microwave and other products).

                                              Positions Held
                                              With the Trust
Name, Age, and                                and EQUITY
  ADDRESS(1)                                  MANAGERS TRUST               PRINCIPAL OCCUPATION(S)(2)
--------------                                --------------               --------------------------
Edward I. O'Brien*(71)                        Trustee of each Trust        Until 1993, President of the Securities
12 Woods Lane                                                              Industry Association ("SIA")
Scarsdale, NY  10583                                                       (securities industry's representative in
                                                                           government relations and regulatory
                                                                           matters at the federal and state levels);
                                                                           until November 1993, employee of the
                                                                           SIA; Director of Legg Mason, Inc.

John T. Patterson, Jr.(72)                    Trustee of each Trust        Retired. Formerly,
7082 Siena Court                                                           President of SOBRO (South Bronx
Boca Raton, FL  33433                                                      Overall Economic Development
                                                                           Corporation).

John P. Rosenthal(67)                         Trustee of each Trust        Senior Vice President of Burnham
Burnham Securities Inc.                                                    Securities Inc. (a registered broker-
Burnham Asset Management Corp.                                             dealer) since 1991; Director, Cancer
1325 Avenue of the Americas                                                Treatment Holdings, Inc.
17th Floor
New York, NY  10019

Richard Russell(54)                           Treasurer and                Employee of NB Management since 1993;
                                              Principal Accounting         Treasurer and Principal Accounting Officer
                                              Officer of each Trust        of nine mutual funds for which
                                                                           NB Management acts as investment
                                                                           manager or administrator.

Cornelius T. Ryan(68)                         Trustee of each              General Partner of Oxford Partners
Oxford Bioscience                             Trust                        and Oxford Bioscience Partners
Partners                                                                   (venture capital partnerships) and
315 Post Road West                                                         President of Oxford Venture
Westport, CT  06880                                                        Corporation; Director of Capital Cash
                                                                           Management Trust (money market
                                                                           fund) and Prime Cash Fund.

                                              Positions Held
                                              With the Trust
Name, Age, and                                and EQUITY
  ADDRESS(1)                                  MANAGERS TRUST               PRINCIPAL OCCUPATION(S)(2)
--------------                                --------------               --------------------------

Gustave H. Shubert(71)                        Trustee of each Trust        Senior Fellow/Corporate Advisor and
13838 Sunset Boulevard                                                     Advisory Trustee of Rand (a non-
Pacific Palisades, CA   90272                                              profit public interest research
                                                                           institution) since 1989; Honorary
                                                                           Member of the Board of Overseers of
                                                                           the Institute for Civil Justice, the
                                                                           Policy Advisory Committee of the
                                                                           Clinical Scholars Program at the
                                                                           University of California, the American
                                                                           Association for the Advancement of
                                                                           Science, the Counsel on Foreign
                                                                           Relations, and the Institute for
                                                                           Strategic Studies (London); advisor to
                                                                           the Program Evaluation and
                                                                           Methodology Division of the U.S.
                                                                           General Accounting Office; formerly
                                                                           Senior Vice President and Trustee of
                                                                           Rand.

Daniel J. Sullivan(60)                        Vice President of each       Senior Vice President of NB
                                              Trust                        Management since 1992; Vice
                                                                           President of nine other mutual funds
                                                                           for which NB Management acts as
                                                                           investment manager or administrator.

                                              Positions Held
                                              With the Trust
Name, Age, and                                and EQUITY
  ADDRESS(1)                                  MANAGERS TRUST               PRINCIPAL OCCUPATION(S)(2)
--------------                                --------------               --------------------------

Peter E. Sundman*(40)                         Chairman of the              Executive Vice President
                                              Board, Chief                 and Director of Neuberger Berman, Inc.
                                              Executive Officer,           (holding company); President and
                                              and Trustee of each          Director of NB Management;
                                              Trust                        Principal of Neuberger Berman from
                                                                           1997 to 1999; Chairman of the
                                                                           Board, Chief Executive Officer and
                                                                           Trustee of five other mutual funds
                                                                           for which NB Management acts as
                                                                           investment manager or administrator;
                                                                           President and Chief Executive
                                                                           Officer of three other mutual funds
                                                                           for which NB Management acts as
                                                                           investment manager or administrator;
                                                                           President and Principal Executive
                                                                           Officer of one other mutual fund for
                                                                           which NB Management acts as
                                                                           investment adviser or administrator.

Michael J. Weiner(53)                         Vice President and           Principal of Neuberger Berman from
                                              Principal Financial          1998-99; Senior Vice President of NB
                                              Officer of each Trust        Management since 1992;  Treasurer of NB
                                                                           Management from 1992-1996; Vice President
                                                                           and Principal Financial Officer of nien
                                                                           other mutual funds for which NB Management
                                                                           acts as investment manager or administrator.

Celeste Wischerth(39)                         Assistant Treasurer of       Employee of NB Management; Assistant
                                              each Trust                   Treasurer since 1996 of nine
                                                                           other mutual funds for which NB
                                                                           Management acts as investment
                                                                           manager or administrator.

GLOBAL MANAGERS TRUST:
---------------------

                                            Positions Held with
Name, Age, and                              Global
ADDRESS(1)                                  Managers Trust                Principal Occupation(s)(2)
----------                                  --------------                ----------------------
Claudia A. Brandon(43)                      Secretary                     (See above)

Stacy Cooper-Shugrue(37)                    Assistant Secretary           (See above)

Barbara DiGiorgio(41)                       Assistant Treasurer           (See above)

Jacqueline Henning(57)                      Assistant Treasurer           Managing Director, State Street
                                                                          Cayman Trust Co., Ltd. since 1994;
                                                                          Assistant Director, Morgan Grenfell,
                                                                          1993-94; Bank of Nova Scotia Trust
                                                                          Co. (Cayman) Ltd., Managing Director,
                                                                          1988-93.

Michael M. Kassen*(47)                      President                     (See above)

Lenore Joan McCabe(38)                      Assistant Secretary           Operations Supervisor, State Street
                                                                          Cayman Trust Co., Ltd.; Project
                                                                          Manager, State Street Canada, Inc.
                                                                          1992-94.

Howard A. Mileaf(63)                        Trustee                       (See above)
WHX Corporation
110 East 59th Street
30th Floor
New York, NY  10022

John T. Patterson, Jr. (72)                 Trustee                       (See above)
7082 Siena Court
Boca Raton, FL  33433

John P. Rosenthal(67)                       Trustee                       (See above)
Burnham Securities Inc.
Burnham Asset Management
Corp.
1325 Avenue of the Americas
17th Floor
New York, NY  10019

Richard Russell(54)                         Treasurer and Principal       (See above)
                                            Accounting Officer

Daniel J. Sullivan(60)                      Vice President                (See above)

                                            Positions Held with
Name, Age, and                              Global
ADDRESS(1)                                  Managers Trust                Principal Occupation(s)(2)
----------                                  --------------                ----------------------
Peter E. Sundman*(40)                       Chairman of the               (See above)
                                            Board, Chief
                                            Executive Officer and
                                            Trustee

Michael J. Weiner(53)                       Vice President and            (See above)
                                            Principal Financial
                                            Officer

Celeste Wischerth(39)                       Assistant Treasurer           (See above)

--------------------
         (1) Unless otherwise indicated, the business address of each listed person is 605 Third Avenue, New York, New York 10158.

         (2) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

         * Indicates a trustee who is an "interested person" of each Trust within the meaning of the 1940 Act. Messrs. Kassen and Sundman are interested persons by virtue of the fact that they are officers and/or directors of NB Management and Managing Directors of Neuberger Berman. Mr. O'Brien is an interested person of the Trust and Equity Managers Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Portfolios and other funds for which NB Management serves as investment manager.

         The Trust's Trust Instrument and Managers Trust's Declaration of Trust provide that each such Trust will indemnify its trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

         The following table sets forth information concerning the compensation of the trustees of the Trust. None of the Neuberger Berman Funds has any retirement plan for its trustees.

                              TABLE OF COMPENSATION
                          FOR FISCAL YEAR ENDED 8/31/99

                                   Aggregate                 Total Compensation from Investment
                                  Compensation                         Companies in the
Name and Position            from Neuberger Berman                  Neuberger Berman Fund
with each Trust                 Equity Trust                       Complex Paid to Trustees
---------------                 ------------                       ------------------------

Faith Colish                         $7,284                                 $93,900
Trustee                                                         (9 other investment companies)

Stanley Egener*                        $0                                     $0
Chairman of the                                                 (5 other investment companies)
Board, Chief
Executive Officer,
and Trustee

Howard A. Mileaf                     $7,570                                 $64,250
Trustee                                                         (4 other investment companies)

Edward I. O'Brien                    $7,797                                 $61,750
Trustee                                                         (3 other investment companies)

John T. Patterson, Jr.               $7,895                                 $66,500
Trustee                                                         (4 other investment companies)

John P. Rosenthal                    $7,572                                 $64,250
Trustee                                                         (4 other investment companies)

Cornelius T. Ryan                    $6,636                                 $52,750
Trustee                                                         (3 other investment companies)

Gustave H. Shubert                   $7,505                                 $59,500
Trustee                                                         (3 other investment companies)

Lawrence Zicklin*                      $0                                     $0
President and Trustee                                           (5 other investment companies)

*Retired, October 27, 1999

         At November 22, 1999, the trustees and officers of the Trust and the corresponding Managers Trusts, as a group, owned beneficially or of record less than 1% of the outstanding shares of each Fund.

                INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

Investment Manager and Administrator
------------------------------------

         Because all of the Funds' net investable assets are invested in their corresponding Portfolios, the Funds do not need an investment manager. NB Management serves as the investment manager to all the Portfolios (except Neuberger Berman INTERNATIONAL Portfolio) pursuant to a management agreement with Equity Managers Trust, dated as of August 2, 1993 ("EMT Management Agreement").

         The EMT Management Agreement was approved by the holders of the interests in all the Portfolios (except Neuberger Berman SOCIALLY RESPONSIVE Portfolio, MILLENNIUM Portfolio, Neuberger Berman REGENCY Portfolio and Neuberger Berman CENTURY Portfolio) on August 2, 1993, and by the holders of the interests in Neuberger Berman SOCIALLY RESPONSIVE, MILLENNIUM, REGENCY and CENTURY Portfolios on March 9, 1994, October 19, 1998, June 1, 1999 and July 29, 1999, respectively. Neuberger Berman SOCIALLY RESPONSIVE, Neuberger Berman MILLENNIUM, Neuberger Berman REGENCY Neuberger Berman and CENTURY Portfolios were authorized to become subject to the EMT Management Agreement by vote of the Portfolio Trustees on October 20, 1993, July 29, 1998, April 28, 1999, and July 29, 1999 respectively.

         NB Management serves as the investment manager to Neuberger Berman INTERNATIONAL Portfolio pursuant to a management agreement with Global Managers Trust, dated as of November 1, 1995 ("GMT Management Agreement"). The GMT Management Agreement was approved by the holders of the interests in Neuberger Berman INTERNATIONAL Portfolio on October 26, 1995. That Portfolio was authorized to become subject to the GMT Management Agreement by vote of the Portfolio Trustees on August 8, 1995.

         The EMT Management Agreement and GMT Management Agreement ("Management Agreements") provide, in substance, that NB Management will make and implement investment decisions for the Portfolios in its discretion and will continuously develop an investment program for the Portfolios' assets. The Management Agreements permit NB Management to effect securities transactions on behalf of each Portfolio through associated persons of NB Management. The Management Agreements also specifically permit NB Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Portfolios, although NB Management has no current plans to pay a material amount of such compensation.

         NB Management provides to each Portfolio, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. NB Management pays all salaries, expenses, and fees of the officers, trustees, and employees of the Trusts who are officers, directors, or employees of NB Management. One director of NB Management (who also is an officer and director of Neuberger Berman), who also serves as an officer of NB Management, presently serves as a trustee and officer of the Trusts. See "Trustees and Officers." Each Portfolio pays NB Management a management fee based on the Portfolio's average daily net assets, as described below.

         NB Management provides facilities, services and personnel, as well as accounting, recordkeeping, and other services, to each Fund pursuant to an administration agreement with the Trust, dated August 3, 1993, as amended on August 2, 1996 ("Administration Agreement"). Neuberger Berman INTERNATIONAL, MILLENNIUM, REGENCY and CENTURY Trusts were authorized to become subject to the Administration Agreement by vote of the Fund Trustees on January 22, 1997, July 29, 1998, April 28, 1999 and July 29, 1999, respectively. NB Management enters into administrative services agreements with Institutions, pursuant to which it compensates Institutions for accounting, recordkeeping and other services that they provide in connection with investments in the Funds.

         Because Neuberger Berman INTERNATIONAL Portfolio has its principal offices in the Cayman Islands, Global Managers Trust has entered into an

Administrative Services Agreement with State Street Cayman Trust Company Ltd. ("State Street Cayman"), Elizabethan Square, P.O. Box 1984, George Town, Grand Cayman, Cayman Islands, British West Indies, effective August 31, 1994. Under the Administrative Services Agreement, State Street Cayman provides sufficient personnel and suitable facilities for the principal offices of Neuberger Berman INTERNATIONAL Portfolio and provides certain administrative, fund accounting, and transfer agency services with respect to that Portfolio. The Administrative Services Agreement terminates if assigned by State Street Cayman; however, State Street Cayman is permitted to, and does, employ an affiliate, State Street Canada, Inc., to perform certain accounting functions.

Management and Administration Fees
----------------------------------

         For investment management services, each Portfolio (except Neuberger Berman GENESIS, MILLENNIUM and INTERNATIONAL Portfolios) pays NB Management a fee at the annual rate of 0.55% of the first $250 million of that Portfolio's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion. Neuberger Berman GENESIS Portfolio and Neuberger Berman MILLENNIUM Portfolio each pay NB Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of the Portfolio's average daily net assets, 0.80% of the next $250 million, 0.75% of the next $250 million, 0.70% of the next $250 million and 0.65% of average daily net assets in excess of $1 billion. Neuberger Berman INTERNATIONAL Portfolio pays NB Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of the Portfolio's average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million and 0.725% of average daily net assets in excess of $1.5 billion.

         For administrative services, each Fund pays NB Management a fee at the annual rate of 0.40% of that Fund's average daily net assets, plus certain out-of-pocket expenses for technology used for shareholder servicing and shareholder communications subject to the prior approval of an annual budget by the Trust's Board of Trustees, including a majority of those Trustees who are not interested persons of the Trust or of Neuberger Berman Management Inc., and periodic reports to the Board of Trustees on actual expenses. With a Fund's consent NB Management may subcontract some of its responsibilities to that Fund under the Administration Agreement and may compensate each Institution that provides such services. (A portion of this payment may be derived from the Rule 12b-1 fee paid to NB Management by certain of the Funds; see "Distribution and Shareholder Services Plan," below.)

         During the fiscal years ended August 31, 1999, 1998 and 1997, each Fund accrued management and administration fees as follows:

                       Management and Administration Fees
                            Accrued for Fiscal Years
                                Ended August 31

Fund                      1999               1998                1997
----                      ----               ----                ----

MANHATTAN                 $480,941           $525,466            $415,355

GENESIS                   $8,235,517         $8,034,410          $1,870,816

FOCUS                     $2,063,717         $1,953,132          $936,458

GUARDIAN                  $12,732,406        $19,092,633         $14,839,636

INTERNATIONAL             $26,186            $4,582*             N/A

PARTNERS                  $7,492,692         $6,210,071          $2,313,486

SOCIALLY RESPONSIVE       $183,688           $111,257            $16,656****

MILLENNIUM                $12,525**          N/A                 N/A

REGENCY                   $532***            N/A                 N/A


--------------------
* From June 29, 1998 (commencement of operations) to August 31, 1998.

** From November 4, 1998 (commencement of operations) to August 31, 1999.

*** From June 10, 1999 (commencement of operations) to August 31, 1999.

**** From March 3, 1997 (commencement of operations) to August 31, 1997.


Waivers and Reimbursements
--------------------------

         From May 1, 1995 to December 14, 1997, NB Management voluntarily waived a portion of the management fee borne by Neuberger Berman GENESIS Portfolio to reduce the fee by 0.10% per annum of the average daily net assets of that Portfolio.

                        Portion of Management Fee Waived

                       For Period Ended       For Fiscal Year Ended
Fund                  December 14, 1997          August 31, 1997

GENESIS                  $157,077                 $153,513


         NB Management has voluntarily undertaken to reimburse each of Neuberger Berman FOCUS Trust and Neuberger Berman SOCIALLY RESPONSIVE Trust for its total operating expenses so that each Fund's expense ratio per annum will not exceed the expense ratio of its Sister Fund by more than 0.20% of the Fund's average daily net assets. Similarly, NB Management has voluntarily undertaken to reimburse each of Neuberger Berman GENESIS Trust, Neuberger Berman GUARDIAN Trust, Neuberger Berman MANHATTAN Trust, Neuberger Berman PARTNERS Trust, and Neuberger Berman INTERNATIONAL Trust for its total operating expenses so that each Fund's expense ratio per annum will not exceed the expense ratio of its Sister Fund by more than 0.10% of the Fund's average daily net assets, but in the case of Neuberger Berman INTERNATIONAL Trust not to exceed 1.70%. Each undertaking can be terminated by NB Management by giving a Fund at least 60 days' prior written notice.

         NB Management has also voluntarily undertaken to reimburse Neuberger Berman MILLENNIUM Trust through December 31, 2009 so that the Fund's expense ratio per annum will not exceed 1.75% of the Fund's average daily net assets. Neuberger Berman MILLENNIUM Trust has in turn agreed to repay NB Management through December 31, 2000, for the excess total annual operating expenses that NB Management reimbursed to the Fund through December 31, 1999, so long as the Fund's Total Operating Expenses do not exceed the above expense limitation.

         NB Management has agreed to reimburse certain expenses of each of Neuberger Berman REGENCY Trust and Neuberger Berman CENTURY Trust through December 31, 2002, so that the total annual operating expenses of each Fund are limited to 1.50% of average net assets, or, in the case of Neuberger Berman REGENCY Trust, to not more than 0.20% above the total annual operating expenses of another Neuberger Berman fund that invests in the same Portfolio as that Fund, whichever is less. Each Fund has in turn agreed to repay NB Management for expenses reimbursed to the Fund, provided that repayment does not cause the Fund's total annual operating expenses to exceed 1.50% of its average net assets and the repayment is made within three years of the year in which NB Management incurred the expense.

                                         Amount of Total Operating Expenses
                                            Reimbursed by NB Management
                                          for Fiscal Years Ended August 31
Fund                    1999           1998                         1997
----                    ----           ----                         ----

MANHATTAN               $37,105        $59,281                      $64,448

GENESIS                 $0             $0                           $0

FOCUS                   $58,587        $67,257                      $102,407

GUARDIAN                $0             $0                           $0

INTERNATIONAL           $89,443        $15,821*                     N/A

PARTNERS                $0             $45,387                      $89,923

MILLENNIUM              $115,640**     N/A                          N/A

REGENCY                 $72,144***     N/A                          N/A

SOCIALLY RESPONSIVE     $101,048       $100,537                     $30,470****

--------------------
*From June 29, 1998  (commencement  of  operations)  to August 31, 1998.

** From November 4, 1998 (commencement of operations) to August 31, 1999.

***From June 10, 1999 (commencement of operations) to August 31, 1999.

**** From March 3, 1997 (commencement of operations) to August 31, 1997.

         The Management Agreements continue until August 2, 2000. The Management Agreements are renewable thereafter from year to year with respect to each Portfolio, so long as their continuance is approved at least annually (1) by the vote of a majority of the Portfolio Trustees who are not "interested persons" of NB Management or the corresponding Managers Trust ("Independent Portfolio Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Portfolio Trustees or by a 1940 Act majority vote of the outstanding interests in that Portfolio. The Administration Agreement continues until August 2, 2000. The Administration Agreement is renewable from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees who are not "interested persons" of NB Management or the Trust ("Independent Fund Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in that Fund.

         The Management Agreements are terminable, without penalty, with respect to a Portfolio on 60 days' written notice either by the corresponding Managers Trust or by NB Management. The Administration Agreement is terminable, without penalty, with respect to a Fund on 60 days' written notice either by NB Management or by the Trust. Each Agreement terminates automatically if it is assigned.

Sub-Adviser
-----------

         NB Management retains Neuberger Berman, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to each Portfolio (except Neuberger Berman INTERNATIONAL Portfolio) pursuant to a sub-advisory agreement dated August 2, 1993 ("EMT Sub-Advisory Agreement").

         The EMT Sub-Advisory Agreement was approved by the holders of the interests in the Portfolios (except Neuberger Berman MILLENNIUM, and REGENCY Portfolios) on August 2, 1993, and by the holders of the interests in Neuberger Berman MILLENNIUM Portfolio on October 19, 1998, and Neuberger Berman REGENCY Portfolio on June 1, 1999. Neuberger Berman MILLENNIUM Portfolio and REGENCY Portfolio were authorized to become subject to the Sub-Advisory Agreement by vote of the Portfolio Trustees on July 29, 1998 and April 28, 1999, respectively.

         NB Management retains Neuberger Berman as sub-adviser with respect to Neuberger Berman INTERNATIONAL Portfolio pursuant to a sub-advisory agreement dated November 1, 1995 ("GMT Sub-Advisory Agreement"). The GMT Sub-Advisory Agreement was approved by the holders of the interests in Neuberger Berman INTERNATIONAL Portfolio on October 26, 1995. That Portfolio was authorized to become subject to the GMT Sub-Advisory Agreement by vote of the Portfolio Trustees on August 8, 1995.

         The EMT Sub-Advisory Agreement and GMT Sub-Advisory Agreement ("Sub-Advisory Agreements") provide in substance that Neuberger Berman will furnish to NB Management, upon reasonable request, the same type of investment recommendations and research that Neuberger Berman, from time to time, provides to its principals and employees for use in managing client accounts. In this manner, NB Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger Berman. This staff consists of numerous investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with NB Management. The Sub-Advisory Agreements provide that NB Management will pay for the services rendered by Neuberger Berman based on the direct and indirect costs to Neuberger Berman in connection with those services. Neuberger Berman also serves as sub-adviser for all of the other mutual funds managed by NB Management.

         The Sub-Advisory Agreements continue until August 2, 2000 and are renewable from year to year, subject to approval of their continuance in the same manner as the Management Agreements. The Sub-Advisory Agreements are subject to termination, without penalty, with respect to each Portfolio by the Portfolio Trustees or a 1940 Act majority vote of the outstanding interests in that Portfolio, by NB Management, or by Neuberger Berman on not less than 30 nor more than 60 days' prior written notice. The Sub-Advisory Agreements also terminate automatically with respect to each Portfolio if they are assigned or if the Management Agreement terminates with respect to that Portfolio.

         Most money managers that come to the Neuberger Berman organization have at least fifteen years experience. Neuberger Berman and NB Management employ experienced professionals that work in a competitive environment.

Investment Companies Managed
----------------------------

         As of September 30, 1999, the investment companies managed by NB Management had aggregate net assets of approximately $17.8 billion. NB Management currently serves as investment manager of the following investment companies:

                                                                                                Approximate
                                                                                              Net Assets at
Name                                                                                     SEPTEMBER 30, 1999
----                                                                                     ------------------
Neuberger Berman Cash Reserves Portfolio.....................................................$1,129,792,312
  (investment portfolio for Neuberger Berman Cash Reserves)

Neuberger Berman Government Money Portfolio....................................................$701,999,455
  (investment portfolio for Neuberger Berman Government Money Fund)

Neuberger Berman High Yield Bond Portfolio......................................................$25,041,449
  (investment portfolio for Neuberger Berman High Yield Bond Fund)

Neuberger Berman Limited Maturity Bond Portfolio...............................................$274,532,907
  (investment portfolio for Neuberger Berman Limited Maturity Bond Fund and Neuberger
  Berman Limited Maturity Bond Trust)

Neuberger Berman Municipal Money Portfolio.....................................................$275,065,503
  (investment portfolio for Neuberger Berman Municipal Money Fund)

Neuberger Berman Century Portfolio..........................................(in registration as of 9/30/99)
  (investment portfolio for Neuberger Berman Century Fund and Neuberger Berman
  Century Trust)

Neuberger Berman Focus Portfolio.............................................................$1,463,580,020
  (investment portfolio for Neuberger Berman Focus Fund, Neuberger Berman Focus Trust and
  Neuberger Berman Focus Assets)

Neuberger Berman Genesis Portfolio...........................................................$1,647,532,448
  (investment portfolio for Neuberger Berman Genesis Fund, Neuberger Berman Genesis Trust,
  Neuberger Berman Genesis Assets and Neuberger Berman Genesis Institutional)

Neuberger Berman Guardian Portfolio..........................................................$4,423,729,801
  (investment portfolio for Neuberger Berman Guardian Fund, Neuberger Berman Guardian
  Trust and Neuberger Berman Guardian Assets)

Neuberger Berman International Portfolio.......................................................$117,925,499
  (investment portfolio for Neuberger Berman International Fund and Neuberger Berman
  International Trust)

Neuberger Berman Manhattan Portfolio...........................................................$606,962,000
  (investment portfolio for Neuberger Berman Manhattan Fund, Neuberger Berman Manhattan
  Trust and Neuberger Berman Manhattan Assets)

Neuberger Berman Millennium Portfolio...........................................................$78,666,423
  (investment portfolio for Neuberger Berman Millennium Fund, Neuberger Berman Millennium
  Trust and Neuberger Berman Millennium Assets)

Neuberger Berman Partners Portfolio..........................................................$3,553,329,259
  (investment portfolio for Neuberger Berman Partners Fund, Neuberger Berman Partners Trust
  and Neuberger Berman Partners Assets)

Neuberger Berman Regency Portfolio..............................................................$30,848,996
  (investment portfolio for Neuberger Berman Regency Fund and Neuberger Berman Regency
  Trust)

Neuberger Berman Socially Responsive Portfolio.................................................$376,629,789
  (investment portfolio for Neuberger Berman Socially Responsive Fund, Neuberger Berman
  Socially Responsive Trust, and Neuberger Berman Socially Responsive Assets)

Advisers Managers Trust......................................................................$2,026,088,252
  (eight series)

         The investment decisions concerning the Portfolios and the other mutual funds managed by NB Management (collectively, "Other NB Funds") have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other NB Funds differ from the Portfolios. Even where the investment objectives are similar, however, the methods used by the Other NB Funds and the Portfolios to achieve their objectives may differ. The investment results achieved by all of the mutual funds managed by NB Management have varied from one another in the past and are likely to vary in the future.

         There may be occasions when a Portfolio and one or more of the Other NB Funds or other accounts managed by Neuberger Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to a Portfolio, in other cases it is believed that a Portfolio's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Portfolio Trustees that the desirability of the Portfolios' having their advisory arrangements with NB Management outweighs any disadvantages that may result from contemporaneous transactions.

         The Portfolios are subject to certain limitations imposed on all advisory clients of Neuberger Berman (including the Portfolios, the Other NB Funds, and other managed accounts) and personnel of Neuberger Berman and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of Neuberger Berman that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

Codes of Ethics
---------------

         The Trusts, NB Management and Neuberger Berman have personal securities trading policies that restrict the personal securities transactions of employees, officers, and trustees. Their primary purpose is to ensure that personal trading by these individuals does not disadvantage any fund managed by NB Management. The portfolio managers and other investment personnel who comply with the policies' preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be or are held in the funds they advise, but are restricted from trading in close conjunction with their Portfolios or taking personal advantage of investment opportunities that may belong to a Portfolio.

MANAGEMENT AND CONTROL OF NB MANAGEMENT

         The directors and officers of NB Management, who are deemed "control persons," all of whom have offices at the same address as NB Management, are Richard A. Cantor, Director; Robert Matza, Director; Theodore P. Giuliano, Director and Vice President; Michael M. Kassen, Director and Chairman; Barbara Katersky, Senior Vice President; Daniel J. Sullivan, Senior Vice President; Philip Ambrosio, Senior Vice President and Chief Financial Officer; Peter E. Sundman, Director and President; Michael J. Weiner, Senior Vice President; and Lawrence Zicklin, Director.

         The directors and officers of Neuberger Berman, who are deemed "control persons," all of whom have offices at the same address as Neuberger Berman, are Jeffrey B. Lane, President and Chief Executive Officer; Robert Matza, Executive Vice President and Chief Administrative Officer; Michael M. Kassen, Executive Vice President and Chief Investment Officer; Heidi L. Schneider, Executive Vice President; Peter E. Sundman, Executive Vice President; Philip Ambrosio, Senior Vice President and Chief Financial Officer; Kevin Handwerker, Senior Vice President, General Counsel and Secretary; Robert Akeson, Senior Vice President; Salvatore A. Buonocore, Senior Vice President; Seth J. Finkel, Senior Vice President; Robert Firth, Senior Vice President; Brian Gaffney, Senior Vice President; Brian E. Hahn, Senior Vice President; Lawrence J. Cohn, Senior Vice President; Joseph K. Herlihy, Senior Vice President and Treasurer; Barbara R. Katersky, Senior Vice President; Diane E. Lederman, Senior Vice President; Peter
B. Phelan, Senior Vice President; Robert H. Splan, Senior Vice President; Andrea Trachtenberg, Senior Vice President; Michael J. Weiner, Senior Vice President; Marvin C. Schwartz, Managing Director.

         Mr. Sundman and Mr. Kassen are trustees and officers of the Trust and Managers Trust. Messrs. Sullivan and Weiner are officers of each Trust.

         Neuberger Berman and NB Management are wholly owned subsidiaries of Neuberger Berman Inc., a publicly owned holding company owned primarily by the employees of Neuberger Berman.

                            DISTRIBUTION ARRANGEMENTS

Distributor
-----------

         NB Management serves as the distributor ("Distributor") in connection with the offering of each Fund's shares on a no-load basis to Institutions. In connection with the sale of its shares, each Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectus and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by the Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Funds' "principal underwriter" within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of each Fund's shares to Institutions without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of the Funds' shares.

         From time to time, NB Management may enter into arrangements pursuant to which it compensates a registered broker-dealer or other third party for services in connection with the distribution of Fund shares.

         The Trust, on behalf of each Fund, and the Distributor are parties to a Distribution Agreement that continues until August 2, 2000. The Distribution Agreement may be renewed annually if specifically approved by (1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund's outstanding shares and (2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by either party and will terminate automatically on its assignment, in the same manner as the Management Agreements.

Distribution and Shareholder Services Plan
------------------------------------------

         The Fund Trustees adopted the Plan on July 29, 1999. The Plan provides that Neuberger Berman CENTURY Trust, FOCUS Trust, MILLENNIUM Trust, REGENCY Trust and SOCIALLY RESPONSIVE Trust will compensate NB Management for administrative and other services provided to the Funds, its activities and expenses related to the sale and distribution of Fund shares, and ongoing services to investors in the Funds. Under the Plan, NB Management receives from each Fund a fee at the annual rate of 0.10% of that Fund's average daily net assets. NB Management may pay up to the full amount of this fee to Institutions that make available Fund shares and/or provide services to the Funds and their shareholders. The fee paid to an Institution is based on the level of such services provided. Institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by a Fund during any year may be more or less than the cost of distribution and other services provided to the Fund and its investors. NASD rules limit the amount of annual distribution and service fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's plan complies with these rules.

         The Plan requires that NBMI provide the Fund Trustees for their review a quarterly written report identifying the amounts expended by each Fund and the purposes for which such expenditures were made.

         Prior to approving the Plan, the Fund Trustees considered various factors relating to the implementation of the Plan and determined that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. The Fund Trustees noted that the purpose of the master/feeder fund structure is to permit access to a variety of markets. To the extent the Plan allows the Funds to penetrate markets to which they would not otherwise have access, the Plan may result in additional sales of Fund shares; this, in turn, may enable the Funds to achieve economies of scale that could reduce expenses. In addition, certain on-going shareholder services may be provided more
effectively  by   Institutions   with  which   shareholders   have  an  existing
relationship.

         The Plan continues until August 2, 2000. The Plan is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees and (2) by a vote of the majority of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amount of fees paid by any Fund thereunder unless such amendment is approved by a 1940 Act majority vote of the outstanding shares of the Fund and by the Fund Trustees in the manner described above. The Plan is terminable with respect to a Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding shares in the Fund.

                         ADDITIONAL PURCHASE INFORMATION

Share Prices and Net Asset Value

         Each Fund's shares are bought or sold at a price that is the Fund's NAV per share. The NAVs for each Fund and its corresponding Portfolio are calculated by subtracting total liabilities from total assets (in the case of a Portfolio, the market value of the securities the Portfolio holds plus cash and other assets; in the case of a Fund, its percentage interest in its corresponding Portfolio, multiplied by the Portfolio's NAV, plus any other assets). Each Fund's per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding and rounding the result to the nearest full cent. Each Fund and its corresponding Portfolio calculate their NAVs as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open.

         Each Portfolio (except Neuberger Berman INTERNATIONAL Portfolio) values securities (including options) listed on the NYSE, the American Stock Exchange or other national securities exchanges or quoted on The Nasdaq Stock Market, and other securities for which market quotations are readily available, at the last reported sale price on the day the securities are being valued. If there is no reported sale of such a security on that day, the security is valued at the mean between its closing bid and asked prices on that day. These Portfolios value all other securities and assets, including restricted securities, by a method that the trustees of Equity Managers Trust believe accurately reflects fair value.

         Neuberger Berman INTERNATIONAL Portfolio values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the last available bid price on that day. Debt obligations are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Foreign securities are translated from the local currency into U.S. dollars using current exchange rates. The Portfolio values all other types of securities and assets, including restricted securities and securities for which market quotations are not readily available, by a method that the trustees of Global Managers Trust believe accurately reflects fair value.

         Neuberger Berman INTERNATIONAL Portfolio's portfolio securities are traded primarily in foreign markets which may be open on days when the NYSE is closed. As a result, the NAV of Neuberger Berman INTERNATIONAL Trust may be significantly affected on days when shareholders have no access to that Fund.

         If NB Management believes that the price of a security obtained under a Portfolio's valuation procedures (as described above) does not represent the amount that the Portfolio reasonably expects to receive on a current sale of the security, the Portfolio will value the security based on a method that the trustees of the corresponding Managers Trust believe accurately reflects fair value.

                         ADDITIONAL EXCHANGE INFORMATION

         As more fully set forth in the section of the Prospectus entitled "Maintaining Your Account," an Institution may exchange shares of any Fund for shares of one or more of the other Funds or the income fund that is briefly described below ("Income Fund"), if made available through that Institution.

INCOME FUND
-----------

Neuberger Berman               Seeks the highest current income  consistent with
Limited Maturity Bond Trust    low  risk  to  principal   and   liquidity   and,
                               secondarily,   total  return.  The  corresponding
                               portfolio invests in debt securities, primarily investment grade; maximum 10% below investment grade, but no lower than B.(*) Maximum average duration of four years.

         Any Fund described herein, and the Income Fund, may terminate or modify its exchange privilege in the future.

         Before effecting an exchange, Fund shareholders must obtain and should review a currently effective prospectus of the fund into which the exchange is to be made. An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, a capital gain or loss may be realized.

                        ADDITIONAL REDEMPTION INFORMATION

SUSPENSION OF REDEMPTIONS

         The right to redeem a Fund's shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not


--------------------
* As rated by Moody's or S&P or, if unrated by either of those entities, determined by NB Management to be of comparable quality.

reasonably practicable for its corresponding Portfolio to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund's shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open ("Business Day") after termination of the suspension.

Redemptions in Kind
-------------------

         Each Fund reserves the right, under certain conditions, to honor any request for redemption (or a combination of requests from the same shareholder in any 90-day period) exceeding $250,000 or 1% of the net assets of the Fund, whichever is less, by making payment in whole or in part in securities valued as described under "Share Prices and Net Asset Value" above. If payment is made in securities, an Institution generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Funds do not redeem in kind under normal circumstances, but would do so when the Fund Trustees determined that it was in the best interests of a Fund's shareholders as a whole.

                        DIVIDENDS AND OTHER DISTRIBUTIONS

         Each Fund distributes to its shareholders substantially all of its share of any net investment income (after deducting expenses incurred directly by the Fund), any net realized capital gains, and any net realized gains from foreign currency transactions earned or realized by its corresponding Portfolio. A Portfolio's net investment income consists of all income accrued on portfolio assets less accrued expenses, but does not include capital and foreign currency gains and losses. Net investment income and realized gains and losses are reflected in a Portfolio's NAV (and, hence, its corresponding Fund's NAV) until they are distributed. Each Fund calculates its net investment income and NAV per share as of the close of regular trading on the NYSE on each Business Day (usually 4:00 p.m. Eastern time).

         Dividends from net investment income and distributions of net realized capital and foreign currency gains, if any, normally are paid once annually, in December, except that Neuberger Berman GUARDIAN Trust distributes substantially all of its share of Neuberger Berman GUARDIAN Portfolio's net investment income (after deducting expenses incurred directly by Neuberger Berman GUARDIAN Trust), if any, near the end of each other calendar quarter.

         Dividends and other distributions are automatically reinvested in additional shares of the distributing Fund, unless the Institution elects to receive them in cash ("cash election"). To the extent dividends and other distributions are subject to federal, state, or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in Fund shares. A cash election with respect to any Fund remains in effect until the Institution notifies the Fund in writing to discontinue the election.

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

                           ADDITIONAL TAX INFORMATION

Taxation of the Funds
---------------------

         To continue to qualify for treatment as a RIC under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Financial Instruments) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); and(2) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer. If the fund failed to qualify as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits.

         Certain funds that invest in portfolios managed by NB Management, including most of the Sister Funds have received rulings from the Internal
Revenue Service ("Service") that each such fund, as an investor in its corresponding portfolio, will be deemed to own a proportionate share of the portfolio's assets and income for purposes of determining whether the fund satisfies all the requirements described above to qualify as a RIC. Although these rulings may not be relied on as precedent by the Funds, NB Management believes that the reasoning thereof and, hence, their conclusion apply to the Funds as well.

         Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts.

         See the next section for a discussion of the tax consequences to the Funds of distributions to them from the Portfolios, investments by the Portfolios in certain securities, and hedging transactions engaged in by the Portfolios.

Taxation of the PortfolioS
--------------------------

         The Portfolios (except Neuberger Berman SOCIALLY RESPONSIVE, Neuberger Berman MILLENNIUM, Neuberger Berman REGENCY, Neuberger Berman CENTURY and

Neuberger Berman INTERNATIONAL Portfolios) have received rulings from the Service to the effect that, among other things, each such Portfolio will be treated as a separate partnership for federal income tax purposes and will not be a "publicly traded partnership." Although these rulings may not be relied on as precedent by the excepted Portfolios, NB Management believes the reasoning thereof and, hence, their conclusion apply to those Portfolios as well. As a result, no Portfolio is subject to federal income tax; instead, each investor in a Portfolio, such as a Fund, is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, and credits, without regard to whether it has received any cash distributions from the Portfolio. Each Portfolio also is not subject to Delaware or New York income or franchise tax.

         Because each Fund is deemed to own a proportionate share of its corresponding Portfolio's assets and income for purposes of determining whether the Fund satisfies the requirements to qualify as a RIC, each Portfolio intends to continue to conduct its operations so that its corresponding Fund will be able to continue to satisfy all those requirements.

         Distributions to a Fund from its corresponding Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis for its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and
(3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. A Fund's basis for its interest in its corresponding Portfolio generally equals the amount of cash the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and capital gains and decreased by (1) the amount of cash and the basis of any property the Portfolio distributes to the Fund and (2) the Fund's share of the Portfolio's losses.

         Dividends and interest received by a Portfolio, and gains realized by a Portfolio, may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

         If more than 50% of the value of Neuberger Berman INTERNATIONAL Trust's total assets (taking into account its share of Neuberger Berman INTERNATIONAL Portfolio's total assets) at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible to, and may, file an election with the Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to the Fund's share of any foreign taxes paid by the Portfolio ("Fund's foreign taxes"). Pursuant to the election, Neuberger Berman INTERNATIONAL Trust would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, his or her share of those taxes, (2) treat his or her share of those taxes and of any dividend paid by the Fund that represents its share of the Portfolio's income from foreign or U.S. possessions sources as his or her own income from those sources, and (3) either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax. Neuberger Berman INTERNATIONAL Trust will report to its shareholders shortly after each taxable year their respective shares of the Fund's foreign taxes and income (taking into account its share of the Portfolio's income) from sources within foreign countries and U.S. possessions if it makes this election. Individual shareholders of the Fund who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

         A Portfolio may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if a Portfolio holds stock of a PFIC, its corresponding Fund (indirectly through its interest in the Portfolio) will be subject to federal income tax on its share of a portion of any "excess distribution" received by the Portfolio on the stock or of any gain on the Portfolio's disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes its share of the PFIC income as a taxable dividend to its shareholders. The balance of the Fund's share of the PFIC income will be included in its investment company taxable income and, accordingly, will not be taxable to it to the extent that it distributes income to its shareholders.

         If a Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of its corresponding Fund's incurring the foregoing tax and interest obligation, the Fund would be required to include in income each year its share of the Portfolio's pro rata share of the QEF's annual ordinary earnings and net capital gain -- which the Fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if the Portfolio did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

         A holder of stock in any PFIC may elect to include in ordinary income for each taxable year the excess, if any, of the fair market value of the stock over the adjusted basis therein as of the end of that year. Pursuant to the election, a deduction (as an ordinary, not capital, loss) also would be allowed for the excess, if any, of the holder's adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). The adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

         The Portfolios' use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Portfolios realize in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Financial Instruments derived by a Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income for its corresponding Fund under the Income Requirement.

         Exchange-traded futures contracts and certain forward contracts subject to section 1256 of the Code ("Section 1256 contracts") are required to be marked to market (that is, treated as having been sold at market value) for federal income tax purposes at the end of a Portfolio's taxable year. Sixty percent of any net gain or loss recognized as a result of these "deemed sales," and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss; the remainder is treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement, which will be taxable to the shareholders as ordinary income, and to increase the net capital gain recognized by the Fund, without in either case increasing the cash available to the Fund. A Portfolio may elect to exclude certain transactions from the operation of section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable to its corresponding Fund's shareholders as ordinary income when distributed to them) and/or increasing the amount of dividends that Fund must distribute to meet the Distribution Requirement and avoid imposition of the Excise Tax.

         If a Portfolio has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures or forward contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Portfolio will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures or forward contract entered into by a Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Portfolio holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the Portfolio's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

         Each of Neuberger Berman PARTNERS, Neuberger Berman MILLENNIUM, Neuberger Berman REGENCY, Neuberger Berman CENTURY and Neuberger Berman SOCIALLY RESPONSIVE Portfolios may acquire zero coupon securities or other securities issued with original issue discount ("OID"). As a holder of those securities, each such Portfolio (and, through it, its corresponding Fund) must take into income the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on them during the year. Because each such Fund annually must distribute substantially all of its investment company taxable income (including its share of its corresponding Portfolio's accrued
OID) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, such a Fund may be required in a particular year to distribute as a dividend an amount that is greater than its share of the total amount of cash its corresponding Portfolio actually receives. Those distributions will be made from a Fund's (or its share of its corresponding Portfolio's) cash assets or, if necessary, from the proceeds of sales of that Portfolio's securities. A Portfolio may realize capital gains or losses from those sales, which would increase or decrease its corresponding Fund's investment company taxable income and/or net capital gain.

Taxation of the Funds' Shareholders
-----------------------------------

         If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

                             PORTFOLIO TRANSACTIONS

         Neuberger Berman acts as principal broker for each Portfolio (except Neuberger Berman INTERNATIONAL Portfolio) in the purchase and sale of its portfolio securities (other than certain securities traded on the OTC market). Neuberger Berman may act as broker for Neuberger Berman INTERNATIONAL Portfolio. A substantial portion of the portfolio transactions of Neuberger Berman GENESIS and Neuberger Berman MILLENNIUM Portfolios involves securities traded on the OTC market; those Portfolios purchase and sell OTC securities in principal transactions with dealers who are the principal market makers for such securities. In effecting securities transactions, each Portfolio seeks to obtain the best price and execution of orders.

         During the fiscal year ended August 31, 1997, Neuberger Berman MANHATTAN Portfolio paid brokerage commissions of $971,026, of which $458,679 was paid to Neuberger Berman. During the fiscal year ended August 31, 1998, Neuberger Berman MANHATTAN Portfolio paid brokerage commissions of $1,132,309, of which $546,227 was paid to Neuberger Berman.

         During the fiscal year ended August 31, 1999, Neuberger Berman MANHATTAN Portfolio paid brokerage commissions of $1,155,067, of which $495,351 was paid to Neuberger Berman. Transactions in which that Portfolio used Neuberger Berman as broker comprised 45.46% of the aggregate dollar amount of transactions involving the payment of commissions, and 42.89% of the aggregate brokerage commissions paid by the Portfolio, during the fiscal year ended August 31, 1999. 99.63% of the $657,243 paid to other brokers by that Portfolio during that fiscal year (representing commissions on transactions involving approximately $398,886,704) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 1999, that Portfolio acquired securities of the following of its "regular brokers or dealers" (as defined in the 1940 Act) ("Regular B/Ds"): American Express Credit Corp., Donaldson, Lufkin, & Jenrette Securities Corp., Ford Motor Credit Co., General Electric Capital Corp., Goldman, Sachs & Co., Lehman Brothers Inc. and State Street Bank and Trust Company, at that date, that Portfolio held the securities of its Regular B/Ds with an aggregate value as follows: Ford Motor Credit Corp., $10,996,258; Lehman Brothers Inc., $5,138,500; and State Street Bank & Trust Company, $12,240,000.

         During the fiscal year ended August 31, 1997, Neuberger Berman GENESIS Portfolio paid brokerage commissions of $860,097, of which $516,040 was paid to Neuberger Berman. During the fiscal year ended August 31, 1998, Neuberger Berman GENESIS Portfolio paid brokerage commissions of $2,419,159, of which $1,159,143 was paid to Neuberger Berman.

         During the fiscal year ended August 31, 1999, Neuberger Berman GENESIS Portfolio paid brokerage commissions of $2,150,168, of which $1,034,712 was paid to Neuberger Berman. Transactions in which that Portfolio used Neuberger Berman as broker comprised 49.53% of the aggregate dollar amount of transactions involving the payment of commissions, and 48.12% of the aggregate brokerage commissions paid by the Portfolio, during the fiscal year ended August 31, 1999. 94.48% of the $1,053,905 paid to other brokers by that Portfolio during that fiscal year (representing commissions on transactions involving approximately $425,499,870) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 1999, that Portfolio acquired securities of the following of its Regular B/Ds: American Express Credit Corp., Ford Motor Credit Co., General Electric Capital Corp., Merrill Lynch, Pierce, Fenner & Smith Inc., Morgan Stanley Dean Witter & Co., and State Street Bank and Trust Company, at that date, that Portfolio held the securities of its Regular B/Ds with an aggregate value as follows: American Express Credit Corp., $9,997,150; General Electric Capital Corp., $9,989,831; and State Street Bank & Trust Company, $26,740,000.

         During the fiscal year ended August 31, 1997, Neuberger Berman FOCUS Portfolio paid brokerage commissions of $1,825,493, of which $920,202 was paid to Neuberger Berman. During the fiscal year ended August 31, 1998, Neuberger Berman FOCUS Portfolio paid brokerage commissions of $2,051,007, of which $998,930 was paid to Neuberger Berman.

         During the fiscal year ended August 31, 1999, Neuberger Berman FOCUS Portfolio paid brokerage commissions of $1,972,390, of which $983,860 was paid to Neuberger Berman. Transactions in which that Portfolio used Neuberger Berman as broker comprised 55.54% of the aggregate dollar amount of transactions involving the payment of commissions, and 49.88% of the aggregate brokerage commissions paid by the Portfolio, during the fiscal year ended August 31, 1999. 91.88% of the $908,219 paid to other brokers by that Portfolio during that fiscal year (representing commissions on transactions involving approximately $534,330,876) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 1999, that Portfolio acquired securities of the following of its Regular B/Ds: Ford Motor Credit Co., General Electric Capital Corp., Merrill Lynch, Pierce, Fenner & Smith Inc., Morgan Stanley Dean Witter & Co., and State Street Bank and Trust Company, at that date, that Portfolio held the securities of its Regular B/Ds with an aggregate value as follows: Morgan Stanley Dean Witter & Co., $87,957,813 and State Street Bank & Trust Company, $22,890,000.

         During the fiscal year ended August 31, 1997, Neuberger Berman GUARDIAN Portfolio paid brokerage commissions of $8,540,335, of which $4,806,913 was paid to Neuberger Berman. During the fiscal year ended August 31, 1998, Neuberger Berman GUARDIAN Portfolio paid brokerage commissions of $11,558,523, of which $5,733,976 was paid to Neuberger Berman.

         During the fiscal year ended August 31, 1999, Neuberger Berman GUARDIAN Portfolio paid brokerage commissions of $10,793,418, of which $3,975,341 was paid to Neuberger Berman. Transactions in which that Portfolio used Neuberger Berman as broker comprised 42.88% of the aggregate dollar amount of transactions involving the payment of commissions, and 36.83% of the aggregate brokerage commissions paid by the Portfolio, during the fiscal year ended August 31, 1999. 89.21% of the $6,082,366 paid to other brokers by that Portfolio during that fiscal year (representing commissions on transactions involving approximately $4,098,122,468) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 1999, that Portfolio acquired securities of the following of its Regular B/Ds: American Express Credit Corp.,

Donaldson, Lufkin, & Jenrette Securities Corp., Ford Motor Credit Co., General Electric Capital Corp., Goldman, Sachs & Co., Merrill Lynch, Pierce, Fenner & Smith Inc., Morgan Stanley Dean Witter & Co., and State Street Bank and Trust Company, at that date, that Portfolio held the securities of its Regular B/Ds with an aggregate value as follows: American Express Credit Corp., $49,992,736; Ford Motor Credit Co., $49,948,667; General Electric Capital Corp., $49,985,833; Morgan Stanley Dean Witter & Co., $49,728,344; and State Street Bank & Trust Company, $111,170,000.

         During the fiscal year ended August 31, 1997, Neuberger Berman PARTNERS Portfolio paid brokerage commissions of $5,413,453, of which $3,508,790 was paid to Neuberger Berman. During the fiscal year ended August 31, 1998, Neuberger Berman PARTNERS Portfolio paid brokerage commissions of $10,028,713, of which $6,281,978 was paid to Neuberger Berman.

         During the fiscal year ended August 31, 1999, Neuberger Berman PARTNERS Portfolio paid brokerage commissions of $14,228,430 of which $7,694,359 was paid to Neuberger Berman. Transactions in which that Portfolio used Neuberger Berman as broker comprised 55.60% of the aggregate dollar amount of transactions involving the payment of commissions, and 54.08% of the aggregate brokerage commissions paid by the Portfolio, during the fiscal year ended August 31, 1999. 90.92% of the $5,940,877 paid to other brokers by that Portfolio during that fiscal year (representing commissions on transactions involving approximately $4,178,855,517) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 1999, that Portfolio acquired securities of the following of its Regular B/Ds: American Express Credit Corp., Ford Motor Credit Co., General Electric Capital Corp., Goldman, Sachs & Co., Morgan Stanley Dean Witter & Co., and State Street Bank and Trust Company, at that date, that Portfolio held the securities of its Regular B/Ds with an aggregate value as follows: American Express Credit Corp., $49,948,375; Ford Motor Credit Co., $49,992,764; Morgan Stanley Dean Witter & Co., $28,318,125; and State Street Bank & Trust Company, $63,300,000.

         During the fiscal year ended August 31, 1997, Neuberger Berman SOCIALLY RESPONSIVE Portfolio paid brokerage commissions of $305,640, of which $232,238 was paid to Neuberger Berman. During the fiscal year ended August 31, 1998, Neuberger Berman SOCIALLY RESPONSIVE Portfolio paid brokerage commissions of $401,601, of which $296,353 was paid to Neuberger Berman.

         During the fiscal year ended August 31, 1999, Neuberger Berman SOCIALLY RESPONSIVE Portfolio paid brokerage commissions of $485,040, of which $329,666 was paid to Neuberger Berman. Transactions in which that Portfolio used Neuberger Berman as broker comprised 69.99% of the aggregate dollar amount of transactions involving the payment of commissions, and 67.97% of the aggregate brokerage commissions paid by the Portfolio, during the fiscal year ended August 31, 1999. 99.97% of the $155,324 paid to other brokers by that Portfolio during that fiscal year (representing commissions on transactions involving approximately $97,201,802) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 1999, that Portfolio acquired securities of the following of its Regular B/Ds: Goldman, Sachs & Co. and State Street Bank and Trust Company; at that date, that Portfolio held the securities of its Regular B/Ds with an aggregate value as follows: Goldman, Sachs & Co., $556,256; and State Street Bank & Trust Company, $8,370,000.

         During the fiscal year ended August 31, 1997, Neuberger Berman INTERNATIONAL Portfolio paid brokerage commissions of $297,431, of which $5,910 was paid to Neuberger Berman. During the fiscal year ended August 31, 1998, Neuberger Berman INTERNATIONAL Portfolio paid brokerage commissions of $345,192, of which $3,435 was paid to Neuberger Berman.

         During the fiscal year ended August 31, 1999, Neuberger Berman INTERNATIONAL Portfolio paid brokerage commissions of $717,488, of which $5,632 was paid to Neuberger Berman. Transactions in which the Portfolio used Neuberger Berman as broker comprised 1.67% of the aggregate dollar amount of transactions involving the payment of commissions, and 0.79% of the aggregate brokerage commissions paid by the Portfolio, during the fiscal year ended August 31, 1999. Of the $664,624 paid to other brokers by that Portfolio during that fiscal year, 93.37% (representing commissions on transactions involving approximately
$201,189,337 was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 1999, that Portfolio acquired securities of the following of its Regular B/Ds: Exxon Credit Corp., General Electric Capital Corp., HSBC Securities, Inc., Samsung Securities (America), Inc., State Street Bank and Trust Company, and Vickers Ballas (USA) Inc.; at that date, that Portfolio held the securities of its Regular B/Ds with an aggregate value as follows: State Street Bank & Trust Company, $3,920,000.

         During the fiscal year ended August 31, 1999, Neuberger Berman MILLENNIUM Portfolio paid brokerage commissions of $50,656, of which $28,188 was paid to Neuberger Berman. Transactions in which that Portfolio used Neuberger Berman as broker comprised 52.82% of the aggregate dollar amount of transactions involving the payment of commissions, and 55.65% of the aggregate brokerage commissions paid by the Portfolio, during the fiscal year ended August 31, 1999. 99.14% of the $22,275 paid to other brokers by that Portfolio during that fiscal year (representing commissions on transactions involving approximately $9,372,700) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 1999, that Portfolio acquired securities of the following of its Regular B/Ds: Donaldson, Lufkin, & Jenrette Securities Corp., Ford Motor Credit Co., General Electric Capital Corp., Merrill Lynch, Pierce, Fenner & Smith Inc., and State Street Bank and Trust Company, at that date, that Portfolio held the securities of its Regular B/Ds with an aggregate value as follows: Ford Motor Credit Co., $1,499,783; and State Street Bank & Trust Company, $2,090,000.

         During the fiscal year ended August 31, 1999, Neuberger Berman REGENCY Portfolio paid brokerage commissions of $17,045, of which $15,488 was paid to Neuberger Berman. Transactions in which that Portfolio used Neuberger Berman as broker comprised 90.37% of the aggregate dollar amount of transactions involving the payment of commissions, and 90.87% of the aggregate brokerage commissions paid by the Portfolio, during the fiscal year ended August 31, 1999. 96.47% of the $1,502 paid to other brokers by that Portfolio during that fiscal year (representing commissions on transactions involving approximately $840,736) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 1999, that Portfolio acquired securities of the following of its Regular B/Ds: American Express Credit Corp., Ford Motor Credit Co., General Electric Capital Corp., and State Street Bank and Trust Company, at that date, that Portfolio held the securities of its Regular B/Ds with an aggregate value as follows: State Street Bank & Trust Company, $370,000.

         Insofar as portfolio transactions of Neuberger Berman PARTNERS Portfolio result from active management of equity securities, and insofar as portfolio transactions of Neuberger Berman MANHATTAN Portfolio result from seeking capital appreciation by selling securities whenever sales are deemed advisable without regard to the length of time the securities may have been held, it may be expected that the aggregate brokerage commissions paid by those Portfolios to brokers (including Neuberger Berman where it acts in that capacity) may be greater than if securities were selected solely on a long-term basis.

         Portfolio securities may, from time to time, be loaned by a Portfolio to Neuberger Berman in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from provisions of the 1940 Act that would otherwise prohibit such transactions, subject to certain conditions. In accordance with the order, securities loans made by a Portfolio to Neuberger Berman are fully secured by cash collateral. The portion of the income on the cash collateral which may be shared with Neuberger Berman is to be determined by reference to concurrent arrangements between Neuberger Berman and non-affiliated lenders with which it engages in similar transactions. In addition, where Neuberger Berman borrows securities from a Portfolio in order to re-lend them to others, Neuberger Berman may be required to pay that Portfolio, on a quarterly basis, certain of the earnings that Neuberger Berman otherwise has derived from the re-lending of the borrowed securities. When Neuberger Berman desires to borrow a security that a Portfolio has indicated a willingness to lend, Neuberger Berman must borrow such security from that Portfolio, rather than from an unaffiliated lender, unless the unaffiliated lender is willing to lend such security on more favorable terms (as specified in the order) than that Portfolio. If, in any month, a Portfolio's expenses exceed its income in any securities loan transaction with Neuberger Berman, Neuberger Berman must reimburse that Portfolio for such loss.

         A committee of Independent Portfolio Trustees from time to time reviews, among other things, information relating to securities loans by the Portfolios. The following information reflects interest income earned by the Portfolios from the cash collateralization of securities loans through Neuberger Berman during the fiscal years ended 1998 and 1997. As reflected below, Neuberger Berman received a portion of the interest income from the cash collateral.

                                            Interest Income
                                                 from           Amount Paid to
Name of portfolio      Fiscal Year End    Collateralization of  Neuberger Berman
-----------------      ---------------                          ----------------
                                           Securities Loans
                                           ----------------

Neuberger Berman         8/31/98           $     469,745        $    212,611
  MANHATTAN Portfolio    8/31/97           $     988,931        $    326,403

--------------------------------------------------------------------------------
Neuberger Berman         8/31/98           $     285,737        $    152,375
  GENESIS Portfolio      8/31/97           $     168,552        $     69,948

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Neuberger Berman         8/31/98           $   1,355,093        $  1,035,708
  GUARDIAN Portfolio     8/31/97           $   4,005,765        $  3,523,486

--------------------------------------------------------------------------------
Neuberger Berman         8/31/98           $     139,877        $    101,879
  FOCUS Portfolio        8/31/97           $   1,053,272        $    898,127

--------------------------------------------------------------------------------
Neuberger Berman         8/31/98           $     280,193        $    141,707
  PARTNERS Portfolio     8/31/97           $     797,133        $    688,624

--------------------------------------------------------------------------------
Neuberger Berman         8/31/98           $      31,250                   0
  INTERNATIONAL          8/31/97           $           0                   0
  Portfolio

--------------------------------------------------------------------------------
Neuberger Berman         8/31/98           $      20,023       $      10,803
  SOCIALLY RESPONSIVE    8/31/97           $      80,484       $      51,639

--------------------------------------------------------------------------------


         In effecting securities transactions, each Portfolio generally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. Each Portfolio plans to continue to use Neuberger Berman as its principal broker where, in the judgment of NB Management, that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Portfolios' knowledge, no affiliate of any Portfolio receives give-ups or reciprocal business in connection with their securities transactions.

         The use of Neuberger Berman as a broker for each Portfolio is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934.
Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. Managers Trusts and NB Management have expressly authorized Neuberger Berman to retain such compensation, and Neuberger Berman has agreed to comply with the reporting requirements of Section 11(a).

         Under the 1940 Act, commissions paid by a Portfolio to Neuberger Berman in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is each Portfolio's policy that the commissions paid to Neuberger Berman must, in NB Management's judgment, be (1) at least as favorable as those charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by Neuberger Berman on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger Berman acts as a clearing broker for another brokerage firm and customers of Neuberger Berman considered by a majority of the Independent Portfolio Trustees not to be comparable to the Portfolio. The Portfolios do not deem it practicable and in their best interests to solicit competitive bids for commissions on each transaction effected by Neuberger Berman. However, consideration regularly is given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits Neuberger Berman from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, a Portfolio unless an appropriate exemption is available.

         A committee of Independent Portfolio Trustees from time to time reviews, among other things, information relating to the commissions charged by Neuberger Berman to the Portfolios and to its other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which Neuberger Berman effects brokerage transactions for the Portfolios must be reviewed and approved no less often than annually by a majority of the Independent Portfolio Trustees.

         To ensure that accounts of all investment clients, including a Portfolio, are treated fairly in the event that Neuberger Berman receives transaction instructions regarding a security for more than one investment account at or about the same time, Neuberger Berman may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders contemporaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price.

         Under policies adopted by the Board of Trustees, Neuberger Berman may enter into agency cross-trades on behalf of a Portfolio. An agency cross-trade is a securities transaction in which the same broker acts as agent on both sides of the trade and the broker or an affiliate has discretion over one of the participating accounts. In this situation, Neuberger Berman would receive brokerage commissions from both participants in the trade. The other account participating in an agency cross-trade with a Portfolio cannot be an account over which Neuberger Berman exercises investment discretion. A member of the Board of Trustees who is not affiliated with Neuberger Berman reviews confirmations of each agency cross-trade that the Portfolios participate in.

         Each Portfolio expects that it will continue to execute a portion of its transactions through brokers other than Neuberger Berman. In selecting those brokers, NB Management considers the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility, and may consider research and other investment information provided by, and sale of Fund shares effected through, those brokers.

         A committee comprised of officers of NB Management and principals of Neuberger Berman who are portfolio managers of some of the Portfolios and Other NB Funds (collectively, "NB Funds") and some of Neuberger Berman's managed accounts ("Managed Accounts") evaluates semi-annually the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the NB Funds and the Managed Accounts that are not effected by Neuberger Berman. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage;
(2) adjustments may be required because of periodic changes in the execution capabilities of or research provided by particular brokers or in the execution or research needs of the NB Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the NB Funds and the Managed Accounts may change substantially from one semi-annual period to the next.

         The commissions paid to a broker other than Neuberger Berman may be higher than the amount another firm might charge if NB Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. NB Management believes that those research services benefit the Portfolios by supplementing the information otherwise available to NB Management. That research may be used by NB Management in servicing Other NB Funds and, in some cases, by Neuberger Berman in servicing the Managed Accounts. On the other hand, research received by NB Management from brokers effecting portfolio transactions on behalf of the Other NB Funds and by Neuberger Berman from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Portfolios' benefit.

         Kent C. Simons; Kevin L. Risen and Allan R. White III; Judith M. Vale and Robert W. D'Alelio; Valerie Chang; Jennifer K. Silver and Brooke A. Cobb; Michael F. Malouf and Jennifer K. Silver; Michael M. Kassen, Robert I. Gendelman and S. Basu Mullick; and Janet W. Prindle, each of whom is a Vice President of NB Management and a Managing Director of Neuberger Berman are the persons primarily responsible for making decisions as to specific action to be taken with respect to the investment portfolios of Neuberger Berman FOCUS, Neuberger Berman GUARDIAN, Neuberger Berman GENESIS, Neuberger Berman INTERNATIONAL, Neuberger Berman MANHATTAN, Neuberger Berman MILLENNIUM, Neuberger Berman PARTNERS Neuberger Berman REGENCY and Neuberger Berman SOCIALLY RESPONSIVE Portfolios, respectively. Each of them has full authority to take action with respect to portfolio transactions and may or may not consult with other personnel of NB Management prior to taking such action. If Ms. Prindle is unavailable to perform her responsibilities, Robert Ladd and/or Ingrid
Saukaitis, each of whom is a Vice President of NB Management, will assume responsibility for the portfolio of Neuberger Berman Socially Responsive Portfolio.

Portfolio Turnover
------------------

         A Portfolio's portfolio turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Portfolio during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Portfolio during the fiscal year.

                             REPORTS TO SHAREHOLDERS

         Shareholders of each Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent auditors or independent accountants for the Fund and its corresponding
Portfolio.   Each  Fund's   statements  show  the   investments   owned  by  its
corresponding Portfolio and the market values thereof and provide other information about the Fund and its operations, including the Fund's beneficial interest in its corresponding Portfolio.

                 ORGANIZATION, CAPITALIZATION AND OTHER MATTERS

The Funds
---------

         Each Fund is a separate ongoing series of the Trust, a Delaware business trust organized pursuant to a Trust Instrument dated as of May 6, 1993. The Trust is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has nine separate series. Each Fund invests all of net investable assets in its corresponding Portfolio, in each case receiving a beneficial interest in that Portfolio. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

         Prior to January 1, 1995, the names of Neuberger Berman FOCUS Trust and Neuberger Berman FOCUS Portfolio were "Neuberger & Berman Selected Sectors Trust" and "Neuberger & Berman Selected Sectors Portfolio," respectively.

         Prior to November 17, 1995, the name of Neuberger Berman INTERNATIONAL Portfolio was International Portfolio.

         Prior to November 9, 1998, the name of the Trust was "Neuberger & Berman Equity Trust" and the term "Neuberger Berman" in each Fund's name was "Neuberger & Berman".

         DESCRIPTION OF SHARES. Each Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.

         SHAREHOLDER MEETINGS. The trustees of the Trust do not intend to hold annual meetings of shareholders of the Funds. The trustees will call special meetings of shareholders of a Fund only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Fund entitled to vote.

         CERTAIN PROVISIONS OF TRUST INSTRUMENT. Under Delaware law, the shareholders of a Fund will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may be enforced only against the assets of that Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively.

         OTHER. Because Fund shares can be bought, owned and sold only through an account with an Institution, a client of an Institution may be unable to purchase additional shares and/or may be required to redeem shares (and possibly incur a tax liability) if the client no longer has a relationship with the Institution or if the Institution no longer has a contract with NB Management to perform services. Depending on the policies of the Institution involved, an investor may be able to transfer an account from one Institution to another.

The Portfolios
--------------

         Each Portfolio (except Neuberger Berman INTERNATIONAL Portfolio) is a separate operating series of Equity Managers Trust, a New York common law trust organized as of December 1, 1992. Neuberger Berman INTERNATIONAL Portfolio is a separate operating series of Global Managers Trust, a New York common law trust organized as of March 18, 1994. The Managers Trusts are registered under the 1940 Act as diversified, open-end management investment companies. Equity Managers Trust has nine separate Portfolios. Global Managers Trust currently has one operating Portfolio. The assets of each Portfolio belong only to that Portfolio, and the liabilities of each Portfolio are borne solely by that Portfolio and no other.

         FUNDS' INVESTMENTS IN PORTFOLIOS. Each Fund is a "feeder fund" that seeks to achieve its investment objective by investing all of its net investable assets in its corresponding Portfolio, which is a "master fund." The Portfolio, which has the same investment objective, policies, and limitations as the Fund, in turn invests in securities; the Fund thus acquires an indirect interest in those securities.

         Each Fund's investment in its corresponding Portfolio is in the form of a non-transferable beneficial interest. Members of the general public may not purchase a direct interest in a Portfolio. The Sister Funds that are series of Neuberger Berman Equity Funds(R) ("Equity Funds") and the other mutual funds that are series of other trusts invest all of their respective net assets in corresponding Portfolios of Equity Managers Trust. The shares of each series of Equity Funds are available for purchase by members of the general public. The Trust does not sell its shares directly to members of the general public.

         Each Portfolio may also permit other investment companies and/or other institutional investors to invest in the Portfolio. All investors will invest in a Portfolio on the same terms and conditions as a Fund and will pay a proportionate share of the Portfolio's expenses. Other investors in a Portfolio (including the series of Equity Funds, Equity Assets and Equity Series) are not required to sell their shares at the same public offering price as a Fund, could have a different administration fee and expenses than a Fund, and (except Equity Funds and Equity Assets) might charge a sales commission. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests exclusively in the Portfolio. Information regarding any fund that invests in a Portfolio is available from NB Management by calling 800-877-9700.

         The trustees of the Trust believe that investment in a Portfolio by a series of Equity Funds, Equity Assets or Equity Series by other potential investors in addition to a Fund may enable the Portfolio to realize economies of scale that could reduce its operating expenses, thereby producing higher returns and benefiting all shareholders. However, a Fund's investment in its corresponding Portfolio may be affected by the actions of other large investors in the Portfolio, if any. For example, if a large investor in a Portfolio (other than a Fund) redeemed its interest in the Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.

         Each Fund may withdraw its entire investment from its corresponding Portfolio at any time, if the trustees of the Trust determine that it is in the best interests of the Fund and its shareholders to do so. A Fund might withdraw, for example, if there were other investors in a Portfolio with power to, and who did by a vote of all investors (including the Fund), change the investment objective, policies, or limitations of the Portfolio in a manner not acceptable to the trustees of the Trust. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio to the Fund. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's investment portfolio. If the Fund decided to convert those securities to cash, it usually would incur brokerage fees or other transaction costs. If a Fund withdrew its investment from a Portfolio, the trustees of the Trust would consider what actions might be taken, including the investment of all of the Fund's net investable assets in another pooled investment entity having substantially the same investment objective as the Fund or the retention by the Fund of its own investment manager to manage its assets in accordance with its investment objective, policies, and limitations. The inability of the Fund to find a suitable replacement could have a significant impact on shareholders.

         INVESTOR MEETINGS AND VOTING. Each Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in a Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Portfolio. On most issues subjected to a vote of investors, a Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by the Fund's shareholders. If there are other investors in a Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all Portfolio investors; indeed, if other investors hold a majority interest in a Portfolio, they could have voting control of the Portfolio.

         CERTAIN PROVISIONS. Each investor in a Portfolio, including a Fund, will be liable for all obligations of the Portfolio. However, the risk of an investor in a Portfolio incurring financial loss beyond the amount of its investment on account of such liability would be limited to circumstances in which the Portfolio had inadequate insurance and was unable to meet its obligations out of its assets. Upon liquidation of a Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

                          CUSTODIAN AND TRANSFER AGENT

         Each Fund and Portfolio has selected State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, as custodian for its securities and cash. State Street also serves as each Fund's transfer agent, administering purchases, redemptions, and transfers of Fund shares with respect to
Institutions   and  the  payment  of  dividends  and  other   distributions   to

Institutions. All correspondence should be mailed to Neuberger Berman Funds, Institutional Services, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. In addition, State Street serves as transfer agent for each Portfolio (except
Neuberger Berman INTERNATIONAL Portfolio). State Street Cayman serves as transfer agent for Neuberger Berman INTERNATIONAL Portfolio.

                        INDEPENDENT AUDITORS/ACCOUNTANTS

         Each Fund and Portfolio (other than Neuberger Berman INTERNATIONAL Portfolio, Neuberger Berman MANHATTAN Trust and Portfolio, Neuberger Berman MILLENNIUM Trust and Portfolio, Neuberger Berman SOCIALLY RESPONSIVE Trust and Portfolio, and Neuberger Berman REGENCY Trust and Portfolio) has selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, as the independent auditors who will audit its financial statements. Neuberger Berman INTERNATIONAL Portfolio has selected Ernst & Young, Shedden Road, George Town, Grand Cayman, Cayman Islands, British West Indies as the independent auditors who will audit its financial statements. Neuberger Berman MANHATTAN Trust and Portfolio, Neuberger Berman SOCIALLY RESPONSIVE Trust and Portfolio, Neuberger Berman MILLENNIUM Trust and Portfolio, and Neuberger Berman REGENCY Trust and Portfolio have selected PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, as the independent accountants who will audit their financial statements.

                                  LEGAL COUNSEL

         Each Fund and Portfolio has selected Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., 2nd Floor, Washington, D.C. 20036-1800, as its legal counsel.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         The following table sets forth the name, address, and percentage of ownership of each person who was known by each Fund to own beneficially or of record 5% or more of that Fund's outstanding shares at October 30, 1999:

                                                                 Percentage of
                                                                 Ownership at

                            Name and Address                   October 30, 1999
--------------------------------------------------------------------------------

Neuberger Berman            MAC & Co.                               17.94%
MANHATTAN Trust             A/C 195-643
                            AEOF 1956432
                            Mutual Fund Operations
                            P.O. Box 3198
                            Pittsburgh, PA 15230-3198

                                                                 Percentage of
                                                                 Ownership at
                            Name and Address                   October 30, 1999
                          ------------------------------------------------------

                            The Northern Trust Co., Trustee         44.77%
                            FBO Case Corporation
                            22-75833
                            P.O. Box 92956
                            Chicago, IL 60675-2956
                            Fleet National Bank
                            AETNA/FLEET DIRECTED TRUSTEE            12.87%
                            151 Farmington Avenue, Suite T531

Neuberger Berman            Nationwide Life Insurance               19.32%
PARTNERS Trust              QPVA
                            c/o IPO Portfolio Accounting
                            P.O. Box 182029
                            Columbus, OH  43218-2029

                            National Financial Services Corp.*       9.90%
                            P.O. Box 3908
                            Church Street Station
                            New York, NY  10008-3908

                            PRC Inc.                                 9.27%
                            c/o T. Rowe Price Financial
                            Attn:  Asset Recon.
                            P.O. Box 17215
                            Baltimore, MD  21297-0354

                            Connecticut General Life                12.32%
                            Insurance Company
                            350 Church St.
                            P.O. Box 2975 M-110
                            Hartford, CT  06103-1106

                            Fidelity Investments Institutional Oper. 7.39%
                            Co.
                            Agent for certain benefit pln
                            100 Magellan Way
                            Mailzone KWIC
                            Covington, KY  41015-1987

                                                                 Percentage of
                                                                 Ownership at
                            Name and Address                   October 30, 1999
                          ------------------------------------------------------

                            The Northern Trust Co., Trustee          6.18%
                            Phycor Savings Plan
                            P.O. Box 92956
                            Chicago, IL  60675-2956

Neuberger Berman            National Financial Services Corp.*       5.54%
GUARDIAN Trust              P.O. Box 3908
                            Church Street Station
                            New York, NY  10008-3908

                            Fidelity Investments Institutional      13.39%
                              Ops. Co.
                            Agent for certain EE benefit plans
                            Mailzone KWIC
                            Covington, KY  41015

                            The Manufacturers Life Insurance Co.    19.41%
                            200 Bloor St. E NT3
                            Toronto ON M4W 1E5
                            Canada

                            Nationwide Life Insurance Co.            8.25%
                            QPVA
                            c/o IPO Portfolio Accounting
                            P.O. Box 182029
                            Columbus, OH  43218-2029

                            Wachovia Bank of North Carolina,         7.75%
                            Master Trustee
                            Incentive Savings Plan
                            301 N. Main Street MC-NC 32213
                            Winston-Salem, NC  27101-3819

                            Connecticut General Life                 5.50%
                            Insurance Company
                            350 Church Street
                            P.O. Box 2975 M-110
                            Hartford, CT  06104-2975

Neuberger Berman FOCUS      National Financial Services Corp.*       7.55%
Trust                       P.O. Box 3908
                            Church Street Station
                            New York, NY  10008-3908

                                                                 Percentage of
                                                                 Ownership at
                            Name and Address                   October 30, 1999
                          ------------------------------------------------------

                            American Express Trust Co.               12.65%
                            Benefit of American Express
                            Trust Retirement Service Plans
                            1200 Northstar West
                            P.O. Box 534
                            Minneapolis, MN  55440-0534

                            Smith Barney Inc.                        14.28%
                            00109801250
                            388 Greenwich Street
                            New York, NY  10013-2375

                            Emjayco                                  12.31%
                            Omnibus Account
                            P.O. Box 17909
                            Milwaukee, Wi  53217-0909

                            Aetna Life Insurance & Annuity Co.        9.61%
                            ACES - Separate Account F
                            15 Farmington Ave.
                            Hartford, CT  06156-0001

                            Boston Safe Deposit & Trust Co.,         12.12%
                            Trustee TWA Inc. Pilots Directed
                            Account Plan & 401K Plan for Pilots
                            of TWO Inc.
                            Mallzone 028-0031
                            One Cabot Road
                            Medford, MA  02155-5141

                            MAC & Co. A/C 195-643                     5.62%
                            AEOF 1956432
                            P.O. Box 3198
                            Mutual Fund Operations
                            Pittsburgh, PA  15230-3198

Neuberger Berman            National Financial Services Corp.*       14.22%
GENESIS Trust               P.O. Box 3908
                            Church Street Station
                            New York, NY  10008-3908

                                                                 Percentage of
                                                                 Ownership at
                            Name and Address                   October 30, 1999
                          ------------------------------------------------------

                             Nationwide Life Insurance Co.            6.93%
                             IPO Portfolio Accounting
                             P.O. Box 182029

                             AETNA Life Insurance Co.                 5.11%
                             Valuation Unit
                             151 Farmington Avenue
                             Hartford, CT  06156-0001

                             Smith Barney, Inc.                      15.28%
                             00109801250
                             388 Greenwich Street
                             New York, NY  10013-2375

                             Fidelity Investments Institutional      18.98%
                               Ops Co.
                             Agent for certain EE benefit plans
                             Mailzone KWIC
                             Covington, KY  41015

Neuberger Berman             Chase Manhattan Bank Trustee            51.94%
INTERNATIONAL Trust          Professional Pensions Inc.
                             Retirement Programs
                             444 Foxon Road
                             East Haven, CT  06513-2019

                             Fleet Trust Corporation                 34.42%
                             Third Party M F Alliances
                             P.O. Box 2197
                             Boston, MA  02106-2197

                             Neuberger Berman Trust                   9.22%
                             Lillian Vernon Corp.
                             401K Prifit Sharing Plan
                             1 Theall Road
                             Rye, NY  10580-1404

Neuberger Berman             National Financial Service Corp.*       76.23%
MILLIENNIUM Trust            P.O. Box 3908
                             Church Street Station
                             New York, NY  10008-3908

                                                                 Percentage of
                                                                 Ownership at
                            Name and Address                   October 30, 1999
                          ------------------------------------------------------

                             Donaldson, Lufkin & Jenrette            19.15%
                             Securities Corporation
                             Pershing Division
                             Mutual Fund Balancing
                             P.O. Box 2052
                             Jersey City, NJ  07303-2052

Neuberger Berman             Boston Safe Deposit & Trust Co.         98.54%
REGENCY Trust                TWA Inc. Pilots Directed Account
                               Plan &
                             401K Plan for Pilots of TWA Inc.
                             135 Santilli Hwy. #26-0320
                             Everett, MA  02149-1906

Neuberger Berman             ICMA Retirement Trust                   65.31%
SOCIAL RESPONSIVE Trust      777 N. Capitol Street, N.E.
                             Washington, D.C.  20002-4239


         * National Financial Services Corp. holds these shares of record for the account of certain of its clients and has informed the Funds of its policy to maintain the confidentiality of holdings in its client accounts unless disclosure is expressly required by law.

                             REGISTRATION STATEMENT

         This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. The registration statement, including the exhibits filed therewith, may be examined at the SEC's offices in Washington, D.C. The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Funds and Portfolios.

         Statements contained in this SAI and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete. In each instance where reference is made to the copy of any contract or other document filed as an exhibit to a registration statement, each such statement is qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

         The  following   financial   statements   and  related   documents  are
incorporated herein by reference from the Funds' Annual Report to shareholders for the fiscal year ended August 31, 1999:

         The audited financial statements of the Funds and Portfolios and notes thereto for the fiscal year ended August 31, 1999, and the reports of Ernst & Young LLP, independent auditors, with respect to such audited financial statements of Neuberger Berman GENESIS Trust and Portfolio, Neuberger Berman FOCUS Trust and Portfolio, Neuberger Berman GUARDIAN Trust and Portfolio, Neuberger Berman PARTNERS Trust and Portfolio, and Neuberger Berman INTERNATIONAL Trust; the report of Ernst & Young, independent auditors, with respect to such audited financial statements of Neuberger Berman INTERNATIONAL Portfolio; and the reports of PricewaterhouseCoopers LLP, independent accountants, with respect to such audited financial statements of Neuberger Berman MANHATTAN Trust and Portfolio, Neuberger Berman REGENCY Trust and Portfolio, Neuberger Berman MILLENNIUM Trust and Portfolio and Neuberger Berman SOCIALLY RESPONSIVE Trust and Portfolio.

                                   Appendix A

RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER
-----------------------------------------------

S&P CORPORATE BOND RATINGS:

AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI - The rating CI is reserved for income bonds on which no interest is being paid.

D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

PLUS (+) OR MINUS (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S CORPORATE BOND RATINGS:
-------------------------------

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as "high-grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in Aaa-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa-rated securities.

A - Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

MODIFIERS--Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating.

S&P commercial paper ratings:

A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

Moody's commercial paper ratings

Issuers rated PRIME-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

-        Leading market positions in well-established industries.

-        High rates of return on funds employed.

- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.